As filed with the Securities and Exchange Commission on November 10, 2011

Securities Act File No. 333-175654

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1 to

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FS INVESTMENT CORPORATION II

(Exact name of registrant as specified in charter)

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, PA 19104

(215) 495-1150

(Address and telephone number, including area code, of principal executive offices)

Michael C. Forman

FS Investment Corporation II

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, PA 19104

(Name and address of agent for service)

COPIES TO:

James A. Lebovitz, Esq. Thomas J. Friedmann, Esq. Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 Tel: (215) 994-4000 Fax: (215) 994-2222	Rosemarie A. Thurston, Esq. Alston & Bird LLP 1201 West Peachtree Street Atlanta, GA 30309-3424 Tel: (404) 881-7000 Fax: (404) 253-8447

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share	200,000,000 Shares of Common Stock	$10.00	$2,000,000,000	$231,450

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.
(2)	A registration fee of $174,150 was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 10, 2011

PRELIMINARY PROSPECTUS

Maximum Offering of 200,000,000 Shares of Common Stock

Minimum Offering of 250,000 Shares of Common Stock

FS INVESTMENT CORPORATION II

We are a newly organized specialty finance company that invests primarily in the debt securities of private companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. We are managed by FSIC II Advisor, LLC, or FSIC II Advisor, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FSIC II Advisor oversees the management of our activities and is responsible for making investment decisions for our portfolio. FSIC II Advisor has engaged GSO / Blackstone Debt Funds Management LLC, or GDFM, a subsidiary of GSO Capital Partners LP, to act as our sub-adviser.

Through our affiliate, FS2 Capital Partners, LLC, or the dealer manager, we are offering up to 200,000,000 shares of common stock in this offering at an initial offering price of $10.00 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock. We will not sell any shares unless we raise gross offering proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or FSIC II Advisor by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not satisfy the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. In addition, pursuant to a private placement of shares of our common stock to certain members of our board of directors and individuals affiliated with FSIC II Advisor and GDFM, we will issue an aggregate of approximately [            ] shares of common stock for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million.

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of this prospectus.

You should not expect to be able to sell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. We do not intend to list our shares on any securities exchange during the offering period, and we do not expect a secondary market in the shares to develop. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. Although we may complete a liquidity event within five years after we stop offering shares, the offering may continue for an indefinite period. Moreover, there is no assurance that we will complete a liquidity event at all. As a result of the foregoing, an investment in our shares is not suitable if you need access to the money you invest. See “Share Repurchase Program” and “Liquidity Strategy.”

We will invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 30 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

An investment in our shares is not suitable for all investors. See “Suitability Standards” for information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering.

We intend to continue to issue shares of our common stock in this offering. As a result, your ownership in us is subject to dilution. See “Risk Factors—Risks Relating to an Investment in Our Common Stock—A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.”

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by telephone at (215) 495-1150 or by visiting our website at www.[            ].com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have not been in the business described in this prospectus for at least three years. Except as specifically required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10.00	$2,500,000	$2,000,000,000
Sales Load(2)	$1.00	$250,000	$200,000,000
Net Proceeds (Before Expenses)(3)	$9.00	$2,250,000	$1,800,000,000

(1)	Assumes all shares are sold at the initial offering price of $10.00 per share.
(2)	“Sales Load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.
(3)	We estimate that we will incur approximately $37,500 of expenses in connection with this offering if the minimum number of shares is sold and approximately $22.5 million of expenses if the maximum number of shares is sold.

Because you will pay a sales load of up to 10% and offering expenses of up to 1.5%, if you invest $100 in our shares and pay the full sales load, approximately $88.50 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $10.00, you would have to experience a total return on your investment of approximately 13% in order to recover these expenses. See “Estimated Use of Proceeds.”

The date of this prospectus is                     , 2011.

FS2 Capital Partners, LLC

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC using a continuous offering process. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

For information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FS Investment Corporation II” refer to FS Investment Corporation II. In addition, the term “FSIC II Advisor” refers to FSIC II Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP, the term “GSO” refers to GSO Capital Partners LP, and the term “Blackstone” refers to The Blackstone Group L.P.

FS Investment Corporation II

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company, or BDC, under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” We are managed by FSIC II Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. FSIC II Advisor has engaged GDFM to act as our investment sub-adviser. GDFM will assist FSIC II Advisor in identifying investment opportunities and will make investment recommendations for approval by FSIC II Advisor, according to asset allocation and other guidelines set by FSIC II Advisor. GDFM, a registered investment adviser under the Advisers Act, is a subsidiary of GSO, which oversaw approximately $33.6 billion in assets under management as of September 30, 2011. GSO is the credit platform affiliate of Blackstone. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management teams of FSIC II Advisor and GDFM, along with the broader resources of GSO which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including small and middle market companies, which we define as companies with annual revenue of $10 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within our portfolio.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be made at the discretion of FSIC II Advisor, subject to oversight by our board of directors. Prior to raising sufficient capital, we may make smaller investments due to liquidity constraints.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FSIC II Advisor or GDFM in transactions originated by FSIC II Advisor or GDFM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FSIC II Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FSIC II Advisor and GDFM and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither FSIC II Advisor nor GDFM or their respective affiliates will be obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside FSIC II Advisor or GDFM or their respective affiliates only in accordance with existing regulatory guidance.

To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of FSIC II Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors—Risks Relating to Debt Financing” for a discussion of the risks inherent in employing leverage.

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds, instead of managing to quarterly market expectations. While our offering price is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our shares will not be listed on a national securities exchange, our stockholders will not be subject to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement. This will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

We do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future. We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “—Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

Capital Contribution by FSIC II Advisor and GDFM

In [            ], 2011, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC II Advisor, contributed an aggregate of approximately $[            ] for [            ] shares of common stock at $9.00 per share, which price represents the public offering price of $10.00 per share and excludes selling commissions and dealer manager fees. Also, in [            ], pursuant to a private placement, Messrs. Forman and Adelman have agreed to purchase approximately [            ] additional shares at $9.00 per

share. The principals will not tender these shares for repurchase as long as FSIC II Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FSIC II Advisor and certain members of our board of directors agreed to purchase approximately [            ] shares, and certain individuals and entities affiliated with GDFM agreed to purchase approximately [            ] shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately [            ] shares for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million.

About FSIC II Advisor

FSIC II Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investment products designed for the individual investor. FSIC II Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by the same personnel that form the investment and operations team of FB Income Advisor, LLC and FS Investment Advisor, LLC, both of which are subsidiaries of Franklin Square Holdings. FB Income Advisor, LLC and FS Investment Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ two affiliated business development companies, FS Investment Corporation and FS Energy and Power Fund, respectively. See “Risk Factors—Risks Related to FSIC II Advisor and Its Affiliates.”

FS Investment Corporation commenced operations on January 2, 2009 and is focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans and second lien secured loans of private U.S. companies, and, to a lesser extent, subordinated loans of private U.S. companies. FS Energy and Power Fund commenced operations on July 18, 2011 and is focused on generating current income and long-term capital appreciation for shareholders, primarily by making investments in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.

FSIC II Advisor’s senior management team has significant experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. FSIC II Advisor was staffed with 16 employees as of September 30, 2011 and may retain additional investment personnel as our activities expand. See “Investment Objectives and Strategy—About FSIC II Advisor.” We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FSIC II Advisor’s management team, will allow FSIC II Advisor to successfully execute our investment strategy. See “Management” for biographical information regarding FSIC II Advisor’s senior management team.

All investment decisions require the unanimous approval of FSIC II Advisor’s investment committee, which is currently comprised of Mr. Forman, Mr. Adelman, who co-founded Franklin Square Holdings with Mr. Forman, Gerald F. Stahlecker and Ryan D. Conley. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the investment advisory and administrative services agreement, will annually review the compensation we pay to FSIC II Advisor and the compensation FSIC II Advisor pays to GDFM to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out. See “Investment Advisory and Administrative Services Agreement.”

About GDFM

From time to time, FSIC II Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FSIC II Advisor believes will aid it in achieving our investment objectives. FSIC II Advisor has engaged GDFM to act as our investment sub-adviser. GDFM will assist FSIC II Advisor in identifying investment opportunities and make investment recommendations for approval by FSIC II Advisor, according to asset allocation and other guidelines set by FSIC II Advisor. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform affiliate of Blackstone, a leading global alternative asset manager. As of September 30, 2011, GSO and its affiliates, excluding Blackstone, managed approximately $33.6 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM makes recommendations to FSIC II Advisor in a manner that is consistent with its existing investment and monitoring processes. See “Investment Objectives and Strategy—About GDFM.”

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $157.7 billion as of September 30, 2011. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov.

About FS Investment Corporation

FS Investment Corporation, one of Franklin Square Holdings’ affiliated BDCs, commenced operations on January 2, 2009 and is focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans and second lien secured loans of private U.S. companies, and, to a lesser extent, subordinated loans of private U.S. companies. As of September 30, 2011, FS Investment Corporation had total assets of approximately $[        ] billion.

Our investment objectives, policies and strategies are substantially similar to those of FS Investment Corporation. In addition, the same personnel that form the investment and operations team of FSIC II Advisor form the investment and operations team of FB Income Advisor, LLC, the investment adviser of FS Investment Corporation. Both FSIC II Advisor and FB Income Advisor, LLC have engaged GDFM to act as sub-adviser for us and FS Investment Corporation, respectively.

Status of Public Offering

From the commencement of its initial public offering through September 30, 2011, FS Investment Corporation has sold 125,038,578 shares (as adjusted for stock distributions) of its common stock for gross proceeds of approximately $1,309.7 million (including approximately $1 million contributed by principals of its investment adviser in February 2008).

Cash and Stock Distributions

During the same period, FS Investment Corporation made eight stock distributions and approximately $77.1 million in cash distributions to its stockholders, including seven special cash distributions totaling approximately $9.3 million. The following table sets forth the regular and special cash distributions per share and stock distributions per share (expressed as a cumulative percentage) declared by the board of directors of FS Investment Corporation from the commencement of its initial public offering on September 18, 2008 through September 30, 2011:

	Regular Cash Distributions (Per Share)			Special Cash Distributions (Per Share)			Stock Distributions (Per Share)
Total	$	[	]	$	[	]	22.6%

Total Return

The following table sets forth the total return for FS Investment Corporation for the nine months ended September 30, 2011 and for the fiscal years ended December 31, 2010, 2009 and 2008, net of all management and incentive fees:

	Nine Months Ended September 30, 2011		Year Ended December 31,
			2010	2009	2008
	(Unaudited)
Total return(1)	[	]%	13.08%	33.33%	2.40%

(1)	The 2008 total return is based on an initial investment at $7.32 per share. This represents the initial offering price per share, net of commissions and discounts, after taking into account the stock distributions to stockholders described above. The 2009 total return was calculated by taking the net asset value per share as of December 31, 2009, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2008. The 2010 total return was calculated by taking the net asset value per share as of December 31, 2010, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2009. The total return for the nine months ended September 30, 2011 was calculated by taking the net asset value per share as of such date, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share on December 31, 2010. The total return does not consider the effect of the sales load from the sale of FS Investment Corporation’s common stock.

Offering Price Adjustments

Prior to October 1, 2009, FS Investment Corporation sold shares at an offering price of $10.00 per share. The following table summarizes adjustments FS Investment Corporation has made to its per share public offering price and the closing date on which such adjustments were first effective:

FS Investment Corporation Adjusted Per Share Public Offering Price	First Effective Closing Date
$10.40	October 1, 2009
$10.50	November 1, 2010
$10.65	January 3, 2011
$10.70	February 1, 2011
$10.75	February 16, 2011
$10.65	October 3, 2011

Use of Historical Performance Information

The historical performance data for FS Investment Corporation included in this prospectus is shown on a fully discretionary basis and the total return data is net of management and incentive fees paid by FS Investment Corporation to its investment adviser. Such performance data of FS Investment Corporation is not a substitute for our performance and is not necessarily indicative of our future results. Although it is anticipated that we may hold securities that are substantially similar to those held by FS Investment Corporation, our actual performance may differ significantly from the past performance of FS Investment Corporation. The timing and amount of any distributions to stockholders we may make are subject to applicable legal restrictions and the sole discretion of our board of directors.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of small and middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

Since the beginning of 2009, global credit and other financial market conditions have improved as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of improvement. While financial conditions have improved, economic activity continues to be somewhat subdued as unemployment rates remain high. Corporate interest rate risk premiums, otherwise known as credit spreads, remain above historical averages, particularly in the loan market. Given current market conditions, it is our view that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of small and middle market companies.

We feel that opportunities in senior secured and second lien secured loans are significant not only because of the potential returns available, but also because of the strong defensive characteristics of this investment class. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration. In addition, most senior secured debt issues carry variable interest rate structures, meaning the securities are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. However, in declining interest rate environments, variable interest rate structures decrease the income we would otherwise receive from our debt securities. However, in many cases, the loan documents governing these securities provide for an interest rate floor.

Opportunity in Small and Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly small and middle market private companies within the United States, may at times present a compelling investment opportunity. We believe that the following characteristics support our belief:

Large target market. According to The U.S. Census Bureau, in its economic census in 2007, there were approximately 196,000 small and middle market companies in the U.S. with annual revenues between $10 million and $2.5 billion, compared with approximately 1,200 companies with revenues greater than $2.5 billion. These smaller and middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited investment competition. Despite the size of the market, we believe that financial difficulties and a widespread consolidation in the U.S. financial services industry have substantially reduced the number of investment firms and financial institutions lending to small and middle market companies. We believe that lending to small and middle market private U.S. companies generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. In addition, small and middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not equipped to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of debt financing to small and middle market companies.

Attractive market segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest primarily in the debt of privately held companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. Such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. In addition, these investments may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FSIC II Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

When identifying prospective portfolio companies, we intend to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk:

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Leading, defensible market positions. We intend to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We will seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We intend to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. We intend to focus on companies that have experienced management teams with an established track record of success. We will typically require our portfolio companies to have proper incentives in place to align management’s goals with ours.

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Private equity sponsorship. We intend to participate in transactions sponsored by what we believe to be high-quality private equity firms. FSIC II Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from having due diligence on our investments performed by both parties. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise.

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Diversification. We will seek to diversify our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate impact on the value of our portfolio.

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Viable exit strategy. We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this secondary market, we intend to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with potential for capital gains.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•	Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

•	An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

•	A lack of liquidity in certain of our investments may adversely affect our business.

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We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

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We have not identified any specific investments that we will make with the proceeds of this offering and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.

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While the management team of FSIC II Advisor consists of the same personnel that form the investment and operations team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FSIC II Advisor is a new entity and has no prior experience managing a BDC or a RIC. Therefore, FSIC II Advisor may not be able to successfully operate our business or achieve our investment objectives.

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Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve our investment objectives.

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Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares.

•	There is a risk that investors in our equity securities may not receive distributions or that our distributions will not grow over time.

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We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions.

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While we intend to conduct quarterly tender offers for our shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of satisfying the minimum offering requirement, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.

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The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. Each year a statement on Form 1099-DIV identifying the source of the distributions that we make will be mailed to you.

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We intend to qualify as a RIC for federal income tax purposes but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

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As a result of the annual distribution requirement to maintain our qualification as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

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A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

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We intend to invest primarily in senior secured term loans and second lien secured loans of private U.S. companies, and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies, including small and middle market companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

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The potential for FSIC II Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to make investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FSIC II Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GDFM will receive a portion of the advisory fees paid to FSIC II Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

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FSIC II Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders’ best interests.

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After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date. As a result, such purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price.

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In the event of a decline in our net asset value, our board of directors may elect not to reduce our net offering price per share. As a result, your purchase price may be materially higher than our current net asset value per share.

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We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

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Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

See “Risk Factors” beginning on page 30 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FSIC II Advisor’s senior management team, together with the wider resources of GSO’s investment team and the specific expertise of GDFM, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe will allow us to maximize returns on our investments. We intend to invest using a longer-term focus, which we believe will provide us with the opportunity to increase total returns on invested capital as compared to other private company investment vehicles.

GDFM transaction sourcing capability. FSIC II Advisor will seek to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “—FS Investment Corporation II,” also through GSO’s proprietary origination channels. We believe that the broad network of GDFM will produce a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, will allow us access to the secondary loan market for investment opportunities.

Disciplined, income-oriented investment philosophy. FSIC II Advisor and GDFM will employ a defensive investment approach focused on long-term credit performance and principal protection. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FSIC II Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure will afford us numerous approaches to managing while preserving the opportunity for significant returns on our investments. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

See “Investment Objectives and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that will be subject to SEC review, to allow us to continue this offering for at least two years from the date of this prospectus. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000. Pursuant to this prospectus, we are required to raise at least $2.5 million, all of which must be from purchasers not affiliated with us or FSIC II Advisor, within one year from the date of this prospectus in order to satisfy the minimum offering requirement. Upon satisfying the minimum offering requirement, offering proceeds will be released to us and we will commence operations. In addition, pursuant to a private placement of our shares to certain members of our board of directors and individuals or entities affiliated with FSIC II Advisor and GDFM, we will issue an aggregate of approximately [            ] shares for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million.

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.[            ].com.

A decline in our net asset value per share to an amount more than 5% below our current net offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (1) net asset value per share decreases to more than 5% below our current net offering price and (2) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at a net offering price per share which represents a premium to the net asset value per share of greater than 5%.

FS2 Capital Partners, LLC will act as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in 2007 and is an affiliate of FSIC II Advisor. FS2 Capital Partners, LLC also serves as the dealer manager in the continuous public offerings of shares of Franklin Square Holdings’ two affiliated BDCs, FS Investment Corporation and FS Energy and Power Fund.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for FS Investment Corporation II.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for FS Investment Corporation II.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our satisfying the minimum offering requirement will be deposited into an interest-bearing account. See “—How to Subscribe.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. We do not expect there to be any public market for our shares in the foreseeable future, which means that it may be difficult to sell your shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FSIC II Advisor and GDFM and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of certain states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

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Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

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Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for FS Investment Corporation II.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for FS Investment Corporation II.” The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

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By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares of our common stock.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio. Pending investment of the proceeds raised in this offering, we will invest the net proceeds primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. We may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. See “Estimated Use of Proceeds.”

Share Repurchase Program

We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. See “Share Repurchase Program.”

Beginning with the first calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. Each offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase.

In connection with its consideration of whether to conduct such tender offers, our board of directors will consider any requests it has received from stockholders. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in this offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. We intend to seek exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program. See “Share Repurchase Program.”

Liquidity Strategy

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory Fees

FSIC II Advisor and GDFM will be compensated for their services. Under the investment advisory and administrative services agreement, FSIC II Advisor is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 2.0% of the average value of our gross assets.

The incentive fee consists of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FSIC II Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FSIC II Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375% of adjusted capital. This “catch-up” feature allows FSIC II Advisor to recoup the fees foregone as a result of the existence of the hurdle rate.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC II Advisor—Advisory Fees.”

See “Investment Advisory and Administrative Services Agreement—Overview of GDFM” for a description of the investment sub-advisory agreement and the fees payable to GDFM by FSIC II Advisor pursuant to such agreement.

Administration

FSIC II Advisor will be reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

FSIC II Advisor, GDFM and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

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The directors, officers and other personnel of FSIC II Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation and FS Energy and Power Fund;

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The compensation payable by us to FSIC II Advisor and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

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We may compete with certain affiliates for investments, including FS Investment Corporation and FS Energy and Power Fund, subjecting FSIC II Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

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Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, FSIC II Advisor and GDFM will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

•	Because the dealer manager is an affiliate of FSIC II Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

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The personnel of GDFM allocate their time between assisting FSIC II Advisor in connection with identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GDFM’s role as sub-adviser to FS Investment Corporation.

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We may compete with other funds managed by affiliates of GDFM for investment opportunities, subjecting GDFM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to FSIC II Advisor;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FSIC II Advisor or GDFM provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•

FSIC II Advisor, GDFM and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

•

GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GDFM from recommending certain investment opportunities that would otherwise fit within our investment objectives;

•

FSIC II Advisor, GDFM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of FSIC II Advisor and GDFM. Affiliates of GDFM, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to us; and

•

To the extent permitted by the 1940 Act and SEC staff interpretations, FSIC II Advisor may determine it is appropriate for us and one or more other investment accounts managed by FSIC II Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. We are seeking exemptive relief from the SEC to engage in co-investment opportunities with FSIC II Advisor, GDFM and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FSIC II Advisor and/or GDFM, as applicable, will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.[            ].com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part.

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.

Distributions

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in cash or in shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 90% of the price that shares are sold in this offering at the semi-monthly closing immediately following the distribution payment date. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed on purchases pursuant to our distribution reinvestment plan.

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To qualify for and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We maintain a website at www.[            ].com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation II,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load(2)	10.00%
Offering expenses(3)	1.50%
Total stockholder transaction expenses	11.50%

Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(4)	3.0%
Incentive fees payable under our investment advisory and administrative services agreement(5)	0.0%
Interest payments on borrowed funds(6)	1.5%
Other expenses(7)	1.7%

Total annual expenses	6.2%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 10% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)	$170	$278	$384	$638

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 90% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)	Amount assumes that we sell $100 million worth of shares of our common stock during the following twelve months, that our net offering proceeds from such sales equal $88.5 million, that our average net assets during such period equal one-half of the net offering proceeds, or $44.25 million, and that we borrow funds equal to 50% of our average net assets during such period, or $22.125 million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $100 million worth of our common stock during the following twelve months.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.

(3)	Amount reflects estimated offering expenses to be paid by us of up to $1.5 million if we raise $100 million in gross proceeds.

(4)	Our base management fee under the investment advisory and administrative services agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the average value of our gross assets, which are assumed to equal 150% of our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our average net assets over the following twelve months and illustrates the effect of leverage. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC II Advisor—Advisory Fees.”

(5)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FSIC II Advisor in the following twelve months. However, the incentive fee payable to FSIC II Advisor is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee will consist of three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following twelve months.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. For purposes of the example above, we have assumed that the subordinated liquidation incentive fee is zero. See “Investment Advisory and Administrative Services Agreement—Overview of FSIC II Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(6)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%.

Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and capital markets conditions.

(7)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation of our chief compliance officer and other administrative personnel and fees payable to our independent directors. The amount presented in the table estimates the amounts we expect to pay during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager receives compensation and reimbursement for services relating to this offering, and we will compensate FSIC II Advisor for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes our shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, the incentive fee on capital gains during operations and the subordinated liquidation incentive fee are calculated, see “Investment Advisory and Administrative Services Agreement—Overview of FSIC II Advisor—Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (200,000,000 Shares)(1)
	Fees to the Dealer Manager
Sales Load

Selling commissions(2)	7.0% of gross offering proceeds from this offering; all selling commissions are expected to be re-allowed to selected broker-dealers.	$140,000,000

Dealer manager fee(2)	Up to 3.0% of gross proceeds from this offering; all or a portion of which may be re-allowed to selected broker-dealers.	$60,000,000

	Reimbursement to Our Investment Adviser

Other organization and offering expenses(3)	We reimburse FSIC II Advisor for the organizational and initial offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be approximately $30.0 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$30,000,000

	Investment Adviser Fees

Base management fee	The base management fee is calculated at an annual rate of 2.0% of	$35,400,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (200,000,000 Shares)(1)
our average gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of FSIC II Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as FSIC II Advisor may determine.

Subordinated incentive fee on income	The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.875% per quarter (an annualized hurdle rate of 7.5%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.875%, or the quarterly hurdle rate. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than 2.34375%, the subordinated incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than the 20.0% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.875% to a 2.34375% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.34375% of adjusted capital, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income.	These amounts cannot be estimated since they are based upon the performance of the assets that we hold. We have not commenced operations and have no prior performance.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (200,000,000 Shares)(1)
For purposes of this fee, “adjusted capital” means cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

Incentive fee on capital gains during operations

An incentive fee on capital gains earned on liquidated investments of the portfolio during operations prior to a liquidation of the Company will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement) and will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

These amounts cannot be estimated since they are based upon the performance of the assets that we hold. We have not commenced operations and have no prior performance.

Subordinated liquidation incentive fee	The subordinated liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as measured immediately prior to liquidation.	These amounts cannot be estimated since they are based upon the performance of the assets that we hold. We have not commenced operations and have not commenced a liquidation of our assets.

Other Expenses

Other operating expenses	We will reimburse the expenses incurred by FSIC II Advisor in connection with its provision of administrative services provided to us, including the compensation payable by FSIC II Advisor to our chief	We have estimated these annual expenses to be approximately $8.0 million. Actual amounts may be lower or higher than this.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (200,000,000 Shares)(1)
compliance officer and other administrative personnel of FSIC II Advisor. We will not reimburse FSIC II Advisor for personnel costs in connection with services for which FSIC II Advisor receives a separate fee. In addition, we will not reimburse FSIC II Advisor for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of FSIC II Advisor.

(1)	Assumes all shares are sold at the initial offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our net asset value.

(2)	The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)	The organizational and offering expense reimbursement consists of costs incurred by FSIC II Advisor and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of FSIC II Advisor’s employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by FSIC II Advisor. FSIC II Advisor will be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from this offering, without recourse against or reimbursement by us.

(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in an increase in the amount of incentive fees payable to FSIC II Advisor.

(5)	As the quarterly pre-incentive fee net investment income rises from 1.875% to 2.34375%, the “catch-up” feature allows FSIC II Advisor to recoup the fees foregone as a result of the existence of the quarterly hurdle rate.

Certain of the advisory fees payable to FSIC II Advisor are not based on the performance of our investments. See “Investment Advisory and Administrative Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to FSIC II Advisor, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:	What is a “BDC”?

A:	BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933, as amended, or the Securities Act, and the Exchange Act. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and generally elect to be taxed as RICs for federal income tax purposes.

Q:	What is a “RIC”?

A:	A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All investment decisions will be made by FSIC II Advisor and will require the unanimous approval of its investment committee. The members of FSIC II Advisor’s investment committee are Messrs. Forman, Adelman, Stahlecker and Conley. Pursuant to an investment sub-advisory agreement with FSIC II Advisor, GDFM acts as our sub-adviser and will make investment recommendations for our benefit to FSIC II Advisor. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Beginning with the second anniversary of the date of the investment advisory and administrative services agreement, our board of directors will annually review the compensation we pay to FSIC II Advisor and the compensation FSIC II Advisor pays to GDFM to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out.

Q:	What is the experience of FSIC II Advisor and GDFM?

A:	Our investment activities will be managed by FSIC II Advisor, who will oversee the management of our activities, and GDFM, who will assist with the day-to-day management of our investment operations. FSIC II Advisor is a subsidiary of our affiliate, Franklin Square Holdings. FSIC II Advisor’s senior management team has significant experience across private lending, private equity and real estate investing, including experience advising and managing BDCs through their management of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund. See “Management” for more information on the members of the senior management team.

Our sub-adviser, GDFM, is a subsidiary of GSO. GSO is the credit platform affiliate of Blackstone, a leading global alternative asset manager. As of September 30, 2011, GSO and its affiliates, excluding Blackstone, managed approximately $33.6 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM will make recommendations to FSIC II Advisor in a manner that is consistent with its existing investment and monitoring processes. GDFM also serves as the investment sub-adviser to FS Investment Corporation, and GDFM’s affiliate, GSO, serves as the investment sub-adviser to FS Energy and Power Fund.

Q:	How does a “best efforts” offering work?

A:	When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in this offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q:	How long will this offering last?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part that will be subject to SEC review to allow us to continue this offering for at least two years from the date of this prospectus. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:	What happens if you do not raise a minimum of $2.5 million in this offering?

A:	We will not sell any shares unless we sell a minimum of $2.5 million in shares, all of which must be from persons who are not affiliated with us or FSIC II Advisor, by [ ], 2012 (one year from the date of this prospectus). Purchases by our directors, officers and any affiliates of us or FSIC II Advisor will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not satisfy the minimum offering requirement by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering shares. We will not deduct any fees if we return funds from the escrow account. If we satisfy the minimum offering requirement, the proceeds held in escrow, plus interest, will be released to us. In addition, pursuant to a private placement of our shares to certain members of our board of directors and individuals or entities affiliated with FSIC II Advisor and GDFM, we will issue an aggregate of approximately [ ] shares for aggregate proceeds of approximately $[ ] million, upon the satisfaction of the minimum offering requirement. As a result, upon satisfaction of the minimum offering requirement, we will have raised total gross proceeds of approximately $[ ] million. See “Plan of Distribution.”

Q:	Will I receive a stock certificate?

A:	No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs.

Q:	Who can buy shares of common stock in this offering?

A:

In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FSIC II Advisor and GDFM and (e) the tax consequences of the investment.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase shares of our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:	How do I subscribe for shares of common stock?

A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:	Is there any minimum initial investment required?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:	Can I invest through my IRA, Keogh or after-tax deferred account?

A:	Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:	Will the distributions I receive be taxable?

A:

Cash distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a current maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. We do not expect that special stock distributions that we pay ratably to all investors from time to time, if any, will be taxable.

Q:	When will I get my detailed tax information?

A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Will I be notified on how my investment is doing?

A:	Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.[ ].com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Q:	Will I be able to sell my shares of common stock in a secondary market?

A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, it is unlikely that stockholders will be able to sell their shares. If you are able to sell your shares, it is likely that you will have to sell them at a significant discount to the purchase price of your shares.

Q:	Are there any restrictions on the transfer of shares?

A:	No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We intend to institute a share repurchase program, but we will limit the number of shares that we will offer to repurchase. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors—Risks Related to an Investment in Our Common Stock.”

Q:	Will I otherwise be able to liquidate my investment?

A:	We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period.

Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company. While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Q:	Who can help answer my questions?

A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

FS2 Capital Partners, LLC

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, PA 19104

(215) 495-1150

Attention: Investor Services

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this Prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to an Investment in Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. As a result, in the event of an increase in our net asset value per share, your purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. In the event of a decrease to our net asset value per share, you could pay a premium of more than 5% for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 5% below our current net offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (1) net asset value per share decreases to more than 5% below our current net offering price and (2) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share.

We are a new company and have no operating history.

We were formed on July 13, 2011 and will not commence operations until we receive gross proceeds of $2.5 million from this offering, all of which must be from persons who are not affiliated with us or FSIC II Advisor. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.

Our shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

Our shares are illiquid assets for which there is not expected to be any secondary market, nor is it expected that any will develop in the foreseeable future. We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage. However, there can be no assurance that we will complete a liquidity event within such time or at all. A liquidity event could include: (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “ Share Repurchase Program” for a detailed description of our share repurchase program.

If our shares are listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board in which our stockholders likely will receive cash or shares of a publicly-traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

We established the initial offering price for our shares on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our shares prior to satisfying the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies. In the event that we adjust our offering price per share due to a decline in our net asset value of more than 5% below our then-current net offering price, we will promptly file a prospectus supplement with the SEC disclosing the adjusted offering price and we will also post the updated information on our website at www.[             ].com.

The dealer manager in our continuous offering may be unable to sell a sufficient number shares for us to achieve our investment objectives.

The dealer manager for our public offering is FS2 Capital Partners, LLC. There is no assurance that the dealer manager will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

The dealer manager is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you will not be able to recover the amount of your investment in those shares.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter; (3) unless you tender all of your shares, you must tender at least 25% of the shares you have purchased in this offering and must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we intend to adopt a share repurchase program, we will have discretion to not repurchase your shares, to suspend the plan and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in this offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which we expect to be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in this offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with FSIC II Advisor or GDFM in transactions originated by FSIC II Advisor or GDFM or their respective affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside FSIC II Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FSIC II Advisor and GDFM and their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Potential investors in this offering will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 450,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of FSIC II Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws, as well as provisions of the Maryland General Corporation Law, could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock. The Business Combination Act (if our board should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Risks Relating to Our Business and Structure

We have not identified any specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a “blind pool” offering.

Neither we nor FSIC II Advisor or GDFM has presently identified, made investments in or contracted to make investments in portfolio companies. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on FSIC II Advisor and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not expected to be listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment policy, operating policies, investment criteria or strategies.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, collateralized loan obligations, or CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised a substantial portion of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many such investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. This pervasive forced selling and the resultant price declines eliminated or significantly impaired many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

While prices appreciated measurably during 2009 and 2010, conditions in the large corporate leveraged loan market may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets and caused extreme economic uncertainty.

Economic activity remains subdued as unemployment rates remain high. Despite this, capital has steadily flowed into the financial markets since the nadir of the credit crisis, as general risk aversion has subsided. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, declined significantly throughout most of 2009 and 2010. However, credit spreads remain above historical averages, particularly in the loan market. The improving economic and market conditions which have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Our ability to achieve our investment objectives depends on FSIC II Advisor’s and GDFM’s ability to manage and support our investment process. If either FSIC II Advisor or GDFM were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of FSIC II Advisor and GDFM. FSIC II Advisor, with the assistance of GDFM, will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of FSIC II Advisor and its senior management team. The departure of any members of FSIC II Advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of GDFM may impact its ability to render services to us under the terms of its sub-advisory agreement with FSIC II Advisor.

Our ability to achieve our investment objectives depends on FSIC II Advisor’s ability, with the assistance of GDFM, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FSIC II Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FSIC II Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FSIC II Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the investment advisory and administrative services agreement and the sub-advisory agreement that FSIC II Advisor has entered into with GDFM have termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by FSIC II Advisor, upon 120 days’ notice to us. The sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that the sub-advisory agreement with GDFM should be terminated, by FSIC II Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FSIC II Advisor or for FSIC II Advisor to replace GDFM.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of FSIC II Advisor and GDFM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that FSIC II Advisor and GDFM will depend on their relationships with private equity sponsors, investment banks and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If FSIC II Advisor or GDFM fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FSIC II Advisor and GDFM have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small- to mid-sized private, U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market or active secondary market for many of the securities of the privately-held companies in which we intend to invest. Rather, many of our investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our common stock may not receive distributions or that our distributions will not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

Our distribution proceeds may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares and reduce the amount of funds we have available for investment in targeted assets. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions.

We intend to declare distributions on either a semi-monthly or monthly basis and pay distributions on a monthly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. We may fund distributions from the uninvested proceeds of this offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. We may pay distributions from the sale of assets to the extent distributions exceed our net investment income or cash flows from operations. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire FSIC II Advisor’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to FSIC II Advisor under the investment advisory and administrative services agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that are being paid by FSIC II Advisor or its affiliates. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to FSIC II Advisor, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by FSIC II Advisor and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FSIC II Advisor and GDFM to other types of investments in which FSIC II Advisor and GDFM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of this offering, we will be subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending December 31, 2012, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Risks Related to FSIC II Advisor and Its Affiliates

FSIC II Advisor has no prior experience managing a BDC or a RIC.

While FSIC II Advisor’s management team consists of the same personnel that form the investment and operations team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FSIC II Advisor is a new entity and has no prior experience managing a BDC or a RIC. Therefore, FSIC II Advisor may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. FSIC II Advisor has no experience managing a BDC or RIC. FSIC II Advisor’s lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

FSIC II Advisor and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

FSIC II Advisor and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and FSIC II Advisor to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to FSIC II Advisor.

We may be obligated to pay FSIC II Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our investment advisory and administrative services agreement entitles FSIC II Advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay FSIC II Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FSIC II Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

We share officers, managers and other personnel of our investment adviser with the investment advisers of our affiliates. In addition, GDFM also serves as the sub-adviser for one of our affiliates, which has an investment strategy substantially similar to ours. There may be conflicts of interest related to obligations FSIC II Advisor’s and GDFM’s senior management and investment teams have to our affiliates and to other clients.

The members of the senior management and investment teams of both FSIC II Advisor and GDFM serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. For example, the officers, managers and other personnel of FSIC II Advisor also serve in similar capacities for FB Income Advisor, LLC and FS Investment Advisor, LLC, the investment advisers for FS Investment Corporation and FS Energy and Power Fund, respectively. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on FSIC II Advisor to manage our day-to-day activities and to implement our investment strategy. FSIC II Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FSIC II Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FB Income Advisor, LLC, FS Investment Corporation, FS Investment Advisor, LLC and FS Energy and Power Fund. FSIC II Advisor and its employees will devote only as much of its or their time to our business as FSIC II Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Furthermore, GDFM, on which FSIC II Advisor relies to assist it in identifying investment opportunities and making investment recommendations, has similar conflicts of interest. GDFM also serves as investment sub-adviser to FS Investment Corporation pursuant to an investment sub-advisory agreement between it and FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and its affiliate, GSO, serves as investment sub-adviser to FS Energy and Power Fund pursuant to an investment sub-advisory agreement between it and FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GDFM and its affiliates. For example, GDFM serves as investment sub-adviser to FS Investment Corporation and its affiliate, GSO, serves as investment sub-adviser to FS Energy and Power Fund.

The time and resources that individuals employed by FSIC II Advisor and GDFM devote to us may be diverted, and we may face additional competition due to the fact that individuals employed by FSIC II Advisor and GDFM are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither FSIC II Advisor nor GDFM is prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. If we are able to obtain exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder. There is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its or our affiliates, including FB Income Advisor, LLC, FS Investment Corporation, FS Investment Advisor, LLC and FS Energy and Power Fund, are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by GDFM or its affiliates prior to receipt of such relief. Affiliates of GDFM, whose primary business include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to GDFM or to us.

Our incentive fee may induce FSIC II Advisor to make, and GDFM to recommend, speculative investments.

The incentive fee payable by us to FSIC II Advisor may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to FSIC II Advisor is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage FSIC II Advisor to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since GDFM will receive a portion of the advisory fees paid to FSIC II Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if: (1) our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders and (2) our stockholders, as well as those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FSIC II Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest primarily in senior secured term loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated debt and select equity investments issued by private U.S. companies, including small and middle market companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest.

Senior secured loans and second lien secured loans. When we invest in senior secured term loans and second lien secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect such security interests to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Subordinated debt. Our subordinated debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make select equity investments. In addition, when we invest in senior secured and second lien secured loans or subordinated debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in first lien, second lien and, to a lesser extent, subordinated debt issued by private U.S. companies, including small and middle market private U.S. companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower or render significant managerial assistance.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. To mitigate such interest rate exposure, we intend to use our best efforts to ensure that a majority of our portfolio will be comprised of investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Second priority liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we intend to make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in small and middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of FSIC II Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. Second, the investments themselves tend to be less liquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. Such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. In addition, these investments may be difficult to value because, among other things, little public information generally exists about private companies. Finally, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FSIC II Advisor and/or GDFM to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks when investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to FSIC II Advisor.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to FSIC II Advisor with respect to pre-incentive fee net investment income. See “Investment Advisory and Administrative Services Agreement.”

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, distributions and dividends, if any, of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with FB Income Advisor, LLC, FS Investment Corporation, FS Investment Advisor, LLC, FS Energy and Power Fund or GDFM or any of their affiliates;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of FSIC II Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FSIC II Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position and status;

•	the tax status of the enterprises in which we may invest; and

•	our use of financial leverage.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protections provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum number of shares required to satisfy the minimum offering requirement, or 250,000 shares and (2) the maximum number of shares registered in this offering, or 200,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of the common stock and the actual number of shares of common stock we sell in this offering. The table below assumes that shares of common stock are sold at the initial offering price of $10.00 per share. Such amount is subject to increase or decrease based upon, among other things, our net asset value per share.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives or provide diversification of our portfolio.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our intention to elect to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$2,500,000	100.0%	$2,000,000,000	100.0%
Less:
Selling commission	$175,000	7.0%	$140,000,000	7.0%
Dealer manager fee	$75,000	3.0%	$60,000,000	3.0%
Offering expenses	$37,500	1.5%	$30,000,000	1.5%

Net proceeds/amount available for investments	$2,212,500	88.5%	$1,770,000,000	88.5%

DISTRIBUTIONS

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors. For example, our board of directors may periodically declare share distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Each year a statement on Form 1099-DIV, identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution), will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

Our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock.

To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, then stockholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

Promptly following the payment of distributions to all stockholders of record, we will send information to stockholders residing in Maryland regarding the source of such distributions.

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Discussion of the Company’s Expected Operating Plans” have been rounded for convenience of presentation, and all dollar amounts are presented in thousands, except per share data or as otherwise noted.

Overview

We were formed as a Maryland corporation on July 13, 2011 and will commence operations upon raising gross proceeds in excess of $2.5 million, all of which must be from persons who are not affiliated with us or FSIC II Advisor. We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act and intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We anticipate that our portfolio will be comprised primarily of investments in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FSIC II Advisor, subject to oversight by our board of directors. Prior to raising sufficient capital, we may make smaller investments subject to liquidity constraints.

Operating and Regulatory Structure

Our investment activities will be managed by FSIC II Advisor and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FSIC II Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the fees we will pay to FSIC II Advisor.

FSIC II Advisor will provide us with general ledger accounting, fund accounting, and investor and other administrative services. FSIC II Advisor has contracted with Vigilant Compliance Services, LLC to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

Revenues

We plan to generate revenue in the form of interest earned on the debt securities that we hold. We may also generate revenues in the form of dividends on the equity or other securities we may hold. In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee will compensate FSIC II Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FSIC II Advisor will be responsible for compensating our investment sub-adviser.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for the purchase and sale of our investments; and

•

all other expenses incurred by FSIC II Advisor, our sub-adviser or us in connection with administering our business, including expenses incurred by FSIC II Advisor or our sub-adviser in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FSIC II Advisor, to the extent they are not controlling persons of FSIC II Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FSIC II Advisor for Administrative Services

We will also reimburse FSIC II Advisor for its performance of services related to our administration and operation; however such reimbursement will be limited to the lower of FSIC II Advisor’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. In addition, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse FSIC II Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC II Advisor.

Expense Reimbursement

Our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

Financial Condition, Liquidity and Capital Resources

We intend to generate cash primarily from the net proceeds of our ongoing continuous public offering, and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. Immediately after we satisfy the minimum offering requirement, gross subscription funds will total approximately $[            ] million, including proceeds from the private placement to certain members of our board of directors and affiliates of FSIC II Advisor and GDFM. Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at an initial offering price of $10.00. However, to the extent that our NAV per share increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our NAV per share. In the event of a material decline in our NAV per share, which we consider to be a 5% decrease, subject to certain conditions, we will reduce our offering price accordingly. In connection with each semi-monthly closing on the sale of shares of our common stock pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value within 48 hours of the time that we price our shares. We will update the information contained in this prospectus by filing a prospectus supplement with the SEC at least every 45 days to provide information on the status of this offering and to disclose our holdings, and we will also post any updated information to our website.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our intent to be treated as a BDC and to be taxed as a RIC.

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. However, we have not currently decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Capital Contribution by FSIC II Advisor and GDFM

In [            ], 2011, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC II Advisor, contributed an aggregate of $[            ] million to purchase [            ] shares of common stock at $9.00 per share which represents the public offering price of $10.00 per share and excludes selling commissions and dealer manager fees. Also, in [            ], pursuant to a private placement, Messrs. Forman and Adelman have agreed to purchase approximately [            ] additional shares at $9.00 per share. The principals will not tender these shares for repurchase as long as FSIC II Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FSIC II Advisor and certain members of our board of directors agreed to purchase approximately [            ] shares, and certain individuals and entities affiliated with GDFM agreed to purchase approximately [            ] shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately [            ] shares for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million.

RIC Status and Distributions

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Generally, a RIC is entitled to a deduction for federal income tax purposes for distributions paid to stockholders if it distributes at least 90% of its “Investment Company Taxable Income,” as defined by the Code, each year. To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and such distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board of directors. Each year a statement on Form 1099-DIV, identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution), will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. See “Material U.S. Federal Income Tax Considerations.”

We intend to make any distributions in the form of cash, out of assets legally available therefor, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, such stockholders should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

Critical Accounting Policies

Our financial statements are prepared in conformity with U.S. generally accepted accounting principles, which require us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our expected operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below:

Valuation of Portfolio Investments

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, FSIC II Advisor will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process will begin with each portfolio company or investment being initially valued by FSIC II Advisor’s management team, with such valuation taking into account information received from our sub-adviser and an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with the valuation committee of our board of directors;

•

our valuation committee will review the preliminary valuation and FSIC II Advisor’s management team, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

•

our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FSIC II Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For a convertible debt security, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants or other equity-linked securities at fair value.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize an independent third-party valuation service to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

Revenue Recognition

Security transactions will be accounted for on the trade date. We will record interest and dividend income on an accrual basis to the extent that we expect to collect such amounts. We will not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount will be capitalized, and we will amortize such amounts as interest income over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees will be recorded as interest income. We will record prepayment premiums on loans and securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments will be calculated by using the specific identification method. We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency will reflect the change in portfolio investment values during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs

Organization costs include, among other things, the cost of incorporation, including the cost of legal services and other fees pertaining to our organization. These costs are expensed as incurred. As of [                    ], 2011 we had incurred organization costs of $[            ].

Offering Costs

Our offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement, of which this prospectus forms a part. We have charged offering costs against capital in excess of par value on the balance sheet. As of [                    ], 2011 we had incurred offering costs of $[            ].

Income Taxes

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, for each taxable year, at least 90% of our

“investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. We will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders. We intend to make distributions in an amount sufficient to maintain our RIC status each year and to avoid any federal income taxes on income. We will also be subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes.

Uncertainty in Income Taxes

We will evaluate our tax positions to determine if the tax positions taken satisfy the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statements of Operations.

Distributions

Distributions to our stockholders will be recorded as of the record date. Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory and administrative services agreement we entered into with FSIC II Advisor, the incentive fee on capital gains earned on liquidated investments of our portfolio during operations prior to our liquidation will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement with FSIC II Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to FSIC II Advisor as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FSIC II Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Contractual Obligations

We have entered into an agreement with FSIC II Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement will be equal to (a) an annual base management fee of 2.0% of the average value of our gross assets and (b) an incentive fee based on our performance. See “Investment Advisory and Administrative Services Agreement.” FSIC II Advisor, and to the extent it is required to provide such services, our sub-adviser, will be reimbursed for administrative expenses incurred on our behalf. See “Administrative Services.”

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This guidance represents the converged guidance of the FASB and the International Accounting Standards Board, or, collectively, the Accounting Boards, on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted.

Related Party Transactions

We have entered into an investment advisory and administrative services agreement with FSIC II Advisor. Pursuant to the investment advisory and administrative services agreement, FSIC II Advisor will be paid a base management fee and certain incentive fees, if applicable. See “Investment Advisory and Administrative Services Agreement.” We will also reimburse FSIC II Advisor for expenses necessary for its performance of services related to our administration and operation, provided that such reimbursement will be equal to the lower of FSIC II Advisor’s actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods.

Under the terms of the investment advisory and administrative services agreement, after we meet the minimum offering requirement, FSIC II Advisor will become entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs and any future offering or organization costs incurred have been recovered.

Franklin Square Holdings, an affiliate of FSIC II Advisor, has funded our offering costs and organization costs in the amount of $[            ]. We have recorded these as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the organization costs were charged to expense as incurred by us. Under the terms of our investment advisory and administrative services agreement, there is no liability on our part for the offering or organization costs funded by FSIC II Advisor or its affiliates (including Franklin Square Holdings) until the investment advisory and administrative services agreement is effective and we have met the minimum offering requirement. At such time, FSIC II Advisor will be entitled to receive 1.5% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by FSIC II Advisor or its affiliates have been recovered. The minimum reimbursement to FSIC II Advisor for such fees is $37.5, assuming we are able to raise $2.5 million in gross proceeds. The investment advisory and administrative services agreement will not be effective until we meet the minimum offering requirement.

In [                    ], 2011, Michael C. Forman and David J. Adelman, the principals of FSIC II Advisor, contributed an aggregate of approximately $[            ] to purchase [            ] shares at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Also, in [            ], pursuant to a private placement, Messrs. Forman and Adelman have agreed to purchase approximately [            ] additional shares at $9.00 per share. The principals will not tender these shares for repurchase as long as FSIC II Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FSIC II Advisor and certain members of our board of directors agreed to purchase approximately [            ] shares, and certain individuals and entities affiliated with GDFM agreed to purchase approximately [            ] shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately [            ] shares for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million.

FSIC II Advisor’s senior management team is comprised of the same personnel as the senior management teams of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC, the investment advisor to FS Energy and Power Fund. Accordingly, the members of senior management team will provide investment advisory services to us, FS Investment Corporation and FS Energy and Power Fund. FB Income Advisor, LLC, which is each controlled by Mr. Forman, our chairman, president and chief executive officer, was organized for the purpose of sourcing and managing income-oriented investments for institutions and high net worth individuals. While none of FSIC II Advisor, FB Income Advisor, LLC or FS Investment Advisor, LLC is making private corporate debt investments for clients other than us, FS Investment Corporation or FS Energy and Power Fund, respectively, any one, or all, may do so in the future. In the event that FSIC II Advisor undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we will not be disadvantaged in relation to any other client of FSIC II Advisor or its senior management team. In addition, even in the absence of FSIC II Advisor retaining additional clients, it is currently possible that some investment opportunities will be provided to FS Investment Corporation or FS Energy and Power Fund rather than us.

Our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our stockholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

The dealer manager for this offering, FS2 Capital Partners, LLC, is an affiliate of FSIC II Advisor and also serves as the dealer manager for the continuous public offerings of shares by both FS Investment Corporation and FS Energy and Power Fund. These relationships may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with FSIC II Advisor, no independent review of us will be made in connection with the distribution of our shares in this offering.

Quantitative and Qualitative Disclosures about Market Risk

We will be subject to financial market risks, including changes in interest rates. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we predominantly hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed the hurdle rate for the subordinated incentive fee on income payable to FSIC II Advisor and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to FSIC II Advisor with respect to our increasing pre-incentive fee net investment income.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

INVESTMENT OBJECTIVES AND STRATEGY

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. We will commence operations after satisfying the minimum offering requirement of selling $2.5 million of shares of our common stock, all of which must be to persons who are not affiliated with us or FSIC II Advisor. We are managed by FSIC II Advisor, a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. FSIC II Advisor has engaged GDFM to act as our investment sub-adviser. GDFM will assist FSIC II Advisor in identifying investment opportunities and will make investment recommendations for approval by FSIC II Advisor, according to asset allocation and other guidelines set by FSIC II Advisor. GDFM is a subsidiary of GSO, the credit platform affiliate of Blackstone, a leading global alternative asset manager and provider of financial advisory services. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $33.6 billion in assets under management as of September 30, 2011.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

utilizing the experience and expertise of the management teams of FSIC II Advisor and GDFM, along with the broader resources of GSO which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including small and middle-market companies, which we define as companies with annual revenue of $10 million to $2.5 billion at the time of investment. In many environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

We anticipate that our portfolio will be comprised primarily of investments in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio.

Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $25 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FSIC II Advisor subject to oversight by our board of directors. Prior to raising sufficient capital, we may make smaller investments in syndicated loan opportunities subject to liquidity constraints.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FSIC II Advisor or GDFM in transactions originated by FSIC II Advisor or GDFM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FSIC II Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FSIC II Advisor and GDFM and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither FSIC II Advisor nor GDFM or their respective affiliates will be obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside FSIC II Advisor or GDFM or their respective affiliates only in accordance with existing regulatory guidance.

To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of FSIC II Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “Risk Factors—Risks Relating to Debt Financing” for a discussion of the risks inherent to employing leverage.

While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds, instead of managing to quarterly market expectations. While our offering price is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our shares will not be listed on a national securities exchange, our stockholders will not be subject to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

We do not currently intend to list our shares on an exchange and do not expect a public market to develop for them in the foreseeable future. We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two-year period. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

Capital Contribution by FSIC II Advisor and GDFM

In [            ], 2011, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC II Advisor, contributed an aggregate of approximately $[            ] million for [            ] shares of common stock at $9.00 per share which represents the public offering price of $10.00 per share and excludes selling commissions and dealer manager fees. Also, in [            ], pursuant to a private placement, Messrs. Forman and Adelman have agreed to purchase approximately [            ] additional shares at $9.00 per share. The principals will not tender these shares for repurchase as long as FSIC II Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FSIC II Advisor and certain members of our board of directors agreed to purchase approximately [            ] shares, and certain individuals and entities affiliated with GDFM agreed to purchase approximately [            ] shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately [            ] shares for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million.

Distributions

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. Each year a statement on Form 1099-DIV identifying the source of the distributions will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares of our common stock.

About FSIC II Advisor

FSIC II Advisor is a subsidiary of our affiliate, Franklin Square Holdings, a national sponsor of alternative investment products designed for the individual investor. FSIC II Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by the same personnel that form the investment and operations team of FB Income Advisor, LLC and FS Investment Advisor, LLC, both of which are subsidiaries of Franklin Square Holdings. FB Income Advisor, LLC and FS Investment Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ two affiliated BDCs, FS Investment Corporation and FS Energy and Power Fund, respectively. See “Risk Factors—Risks Related to FSIC II Advisor and Its Affiliates.”

FS Investment Corporation commenced operations on January 2, 2009, and is focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. As of June 30, 2011, FS Investment Corporation had total assets of approximately $1.3 billion. FS Energy and Power Fund commenced operations on July 18, 2011 and is focused on generating current income and long-term capital appreciation for shareholders, primarily by making investments in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.

Our president, chairman and chief executive officer, Michael C. Forman, has led FSIC II Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FSIC II Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Investment Corporation, FS Investment Advisor, LLC and FS Energy and Power Fund, and is a member of the investment committees of both FB Income Advisor, LLC and FS Investment Advisor, LLC.

FSIC II Advisor’s senior management team has significant experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. FSIC II Advisor was staffed with 16 employees as of September 30, 2011 and may retain additional investment personnel as our activities expand. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FSIC II Advisor’s management team, will allow FSIC II Advisor to successfully execute our investment strategy. See “Management” for biographical information regarding Mr. Forman and other members of FSIC II Advisor’s senior management team.

All investment decisions require the unanimous approval of FSIC II Advisor’s investment committee, which is currently comprised of Messrs. Forman, Adelman, Stahlecker and Conley. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the investment advisory and administrative services agreement, will annually review the compensation we pay to FSIC II Advisor and the compensation FSIC II Advisor pays to GDFM to determine that the provisions of the investment advisory and administrative services agreement and the investment sub-advisory agreement, respectively, are carried out. See “Investment Advisory and Administrative Services Agreement.”

About GDFM

From time to time, FSIC II Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FSIC II Advisor believes will aid it in achieving our investment objectives. FSIC II Advisor has engaged GDFM to act as our investment sub-adviser. GDFM will assist FSIC II Advisor in identifying investment opportunities and will make investment recommendations for approval by FSIC II Advisor, according to asset allocation and other guidelines set by FSIC II Advisor. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform affiliate of Blackstone, a leading global alternative asset manager. As of September 30, 2011, GSO and its affiliates, excluding Blackstone, managed approximately $33.6 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM will make recommendations to FSIC II Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $157.7 billion as of September 30, 2011. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov.

About FS Investment Corporation

FS Investment Corporation, one of Franklin Square Holdings’ affiliated BDCs, commenced operations on January 2, 2009 and is focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans and second lien secured loans of private U.S. companies, and, to a lesser extent, subordinated loans of private U.S. companies. As of September 30, 2011, FS Investment Corporation had total assets of approximately $[        ] billion.

Our investment objectives, policies and strategies are substantially similar to those of FS Investment Corporation. In addition, the same personnel that form the investment and operations team of FSIC II Advisor form the investment and operations team of FB Income Advisor, LLC, the investment adviser of FS Investment Corporation. Both FSIC II Advisor and FB Income Advisor, LLC have engaged GDFM to act as sub-adviser for us and FS Investment Corporation, respectively.

Status of Public Offering

From the commencement of its initial public offering through September 30, 2011, FS Investment Corporation has sold 125,038,578 shares (as adjusted for stock distributions) of its common stock for gross proceeds of approximately $1,309.7 million (including approximately $1 million contributed by principals of its investment adviser in February 2008).

Cash and Stock Distributions

During the same period, FS Investment Corporation made eight stock distributions with a cumulative distribution percentage of 22.6% and approximately $77.1 million in cash distributions to its stockholders, including seven special cash distributions totaling approximately $9.3 million. The following table sets forth the amounts of regular and special cash distributions per share and stock distributions per share (expressed as a percentage) declared by the board of directors of FS Investment Corporation on a monthly basis from the commencement of its initial public offering on September 18, 2008 through September 30, 2011:

Monthly Period	Regular Cash Distributions (Per Share)(1)	Special Cash Distributions (Per Share)(2)	Stock Distributions (Per Share)
January 2009	$0.0625	—	—
February 2009	$0.0625	—	—
March 2009	$0.0625	—	1.4%
April 2009	$0.0625	—	3.0%
May 2009	$0.0625	—	3.7%
June 2009	$0.0625	—	3.5%
July 2009	$0.0625	—	3.1%
August 2009	$0.0625	—	3.0%
September 2009	$0.0625	—	—
October 2009	$0.0625	—	—
November 2009	$0.0625	—	—
December 2009	$0.0625	—	0.5%
January 2010	$0.0625	—	2.5%
February 2010	$0.0625	—	—
March 2010	$0.0625	—	—
April 2010	$0.0625	—	—
May 2010	$0.0625	—	—
June 2010	$0.0625	—	—
July 2010	$0.0625	—	—
August 2010	$0.0625	—	—
September 2010	$0.0625	—	—
October 2010	$0.0637	$0.0495	—
November 2010	$0.0643	$0.0700	—
December 2010	$0.0643	—	—
January 2011	$0.0643	—	—
February 2011(3)	$0.0643	—	—
March 2011	$0.0643	—	—

Monthly Period	Regular Cash Distributions (Per Share)(1)	Special Cash Distributions (Per Share)(2)	Stock Distributions (Per Share)
April 2011	$0.0643	$0.0700	—
May 2011	$0.0672	$0.0100	—
June 2011	$0.0672	—	—
July 2011	$0.0672	—	—
August 2011	$0.0672	—	—
September 2011	$0.0672	—	—
October 2011	$0.0672	$0.0200	—

(1)	Distributions declared on a semi-monthly or monthly basis.

(2)	May include one or more special cash distributions.

(3)	The public offering price was increased from $10.65 to $10.70 effective as of the February 1, 2011 semi-monthly closing and increased from $10.70 to $10.75 effective as of the February 16, 2011 semi-monthly closing.

Total Return

The following table sets forth the total return for FS Investment Corporation for the nine months ended September 30, 2011 and for the fiscal years ended December 31, 2010, 2009 and 2008, net of all management and incentive fees:

	Nine Months Ended September 30, 2011		Year Ended December 31,
			2010	2009	2008
	(Unaudited)
Total return(1)	[	]%	13.08%	33.33%	2.40%

(1)	The 2008 total return is based on an initial investment at $7.32 per share. This represents the initial offering price per share, net of commissions and discounts, after taking into account the stock distributions to stockholders described above. The 2009 total return was calculated by taking the net asset value per share as of December 31, 2009, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2008. The 2010 total return was calculated by taking the net asset value per share as of December 31, 2010, adding the cash distributions per share which were declared during the calendar year and dividing the total by the net asset value per share on December 31, 2009. The total return for the nine months ended September 30, 2011 was calculated by taking the net asset value per share as of such date, adding the cash distributions per share which were declared during the period and dividing the total by the net asset value per share on December 31, 2010. The total return does not consider the effect of the sales load from the sale of FS Investment Corporation’s common stock.

Offering Price Adjustments

Prior to October 1, 2009, FS Investment Corporation sold shares at an offering price of $10.00 per share. The following table summarizes adjustments FS Investment Corporation has made to its per share public offering price and the closing date on which such adjustments were first effective:

FS Investment Corporation Adjusted Per Share Public Offering Price	First Effective Closing Date
$10.40	October 1, 2009
$10.50	November 1, 2010
$10.65	January 3, 2011
$10.70	February 1, 2011
$10.75	February 16, 2011
$10.65	October 3, 2011

Use of Historical Performance Information

The historical performance data for FS Investment Corporation included in this prospectus is shown on a fully discretionary basis and the total return data is net of the management and incentive fees paid by FS Investment Corporation to its investment adviser. Such performance data of FS Investment Corporation is not a substitute for our performance and is not necessarily indicative of our future results. Although it is anticipated that we may hold securities that are substantially similar to those held by FS Investment Corporation, our actual performance may differ significantly from the past performance of FS Investment Corporation. The timing and amount of any distributions to stockholders we may make are subject to applicable legal restrictions and the sole discretion of our board of directors.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of small and middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

Since the beginning of 2009, global credit and other financial market conditions have improved as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of improvement. While financial conditions have improved, economic activity continues to be somewhat subdued as unemployment rates remain high. Corporate interest rate risk premiums, otherwise known as credit spreads, remain above historical averages, particularly in the loan market. Given current market conditions, it is our view that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of small and middle market companies.

We feel that opportunities in senior secured and second lien secured loans are significant not only because of the potential returns available, but also because of the strong defensive characteristics of this investment class. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default if necessary, and generally carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration. In addition, most senior secured debt issues carry variable interest rate structures, meaning the securities are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. However, in declining interest rate environments, variable interest rate structures decrease the income we would otherwise receive from our debt securities. Although, in many cases, the loan documents governing these securities provide for an interest rate floor.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service

Further, as a result of the dislocation in the credit markets and the reduction in competition for loans, lenders have recalibrated their concepts of risk and are now in a position to demand improved pricing, reduced issuer leverage and more stringent covenant structures before committing to new debt issues. As an example, the chart below depicts the reduced leverage permitted of issuers in the current marketplace. In contrast to the recent peak of the credit cycle, which was characterized by loose lending practices, we believe that the current environment for newly-issued loans presents an opportunity for investors to receive stronger risk-adjusted returns.

Source: S&P Leveraged Commentary & Data

Opportunity in Small and Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly small and middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market

According to The U.S. Census Bureau, in its economic census in 2007, there were approximately 196,000 small and middle market companies in the U.S. with annual revenues between $10 million and $2.5 billion, compared with approximately 1,200 companies with revenues greater than $2.5 billion. These smaller and middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. In the same economic census mentioned above, The U.S. Census Bureau found that firms in this target market collectively generated $11.5 trillion in revenues and employed 48.9 million people. Small and middle market companies have generated a significant number of investment opportunities for investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment may continue to produce significant investment opportunities for us.

Limited Investment Competition

Despite the size of the market, we believe that financial difficulties and a widespread consolidation in the U.S. financial services industry have substantially reduced the number of investment firms and financial institutions lending to small and middle market companies. For example, the Federal Deposit Insurance Corporation reported that the number of federally insured financial institutions declined from approximately 15,200 in 1990 to approximately 7,800 in 2010.

We believe that lending to small and middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to track investment opportunities, particularly within the secondary market, in the loans of thousands of small and middle market firms, meaning that attractive investment opportunities are often overlooked. In addition, small and middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not equipped to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of debt financing to small and middle market companies.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that small and middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. Further, due to a lack of coverage at many investment firms, loans to small and middle market firms tend to be priced less efficiently, potentially creating attractive opportunities for investment. In addition, as compared to larger companies, small and middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors often result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest primarily in the debt of privately held companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. They may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. In addition, these investments may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FSIC II Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

When identifying prospective portfolio companies, we intend to focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk:

•

Leading, defensible market positions. We intend to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We will seek companies that can protect their competitive advantage through scale, scope, customer loyalty, product pricing or product quality, thereby minimizing business risk and protecting profitability.

•

Investing in stable companies with positive cash flow. We intend to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

•

Proven management teams. We intend to focus on companies that have experienced management teams with an established track record of success. We will typically require our portfolio companies to have proper incentives in place to align management’s goals with ours.

•

Private equity sponsorship. We intend to participate in transactions sponsored by what we believe to be high-quality private equity firms. FSIC II Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms which commit significant sums of equity capital with junior priority to our debt investments, we may benefit from having due diligence on our investments performed by both parties. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise.

•

Diversification. We will seek to diversify our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate impact on the value of our portfolio.

•

Viable exit strategy. We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this secondary market, we intend to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with potential for capital gains.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Global platform with seasoned investment professionals. FSIC II Advisor’s senior management team believes that the breadth and depth of its experience, together with the wider resources of GSO’s investment team which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe will allow us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which will allow us to invest using a longer-term focus, will provide us with the opportunity to increase total returns on invested capital as compared to other private company investment vehicles.

GDFM transaction sourcing capability. FSIC II Advisor will seek to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “—FS Investment Corporation II,” also through GSO’s proprietary origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds due to the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FSIC II Advisor will seek to leverage the global presence of GSO to generate access to a substantial amount of originated transactions with attractive investment characteristics. We believe that the broad network of GDFM will produce a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, will allow us access to the secondary loan market for investment opportunities.

Disciplined, income-oriented investment philosophy. FSIC II Advisor and GDFM will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FSIC II Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure will afford us numerous approaches to managing while preserving the opportunity for significant returns on our investments. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Operating and Regulatory Structure

Our investment activities will be managed by FSIC II Advisor and supervised by our board of directors, a majority of whom are independent. Under our investment advisory and administrative services agreement, we have agreed to pay FSIC II Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Administrative Services Agreement” for a description of the fees we pay to FSIC II Advisor.

FSIC II Advisor will provide us with general ledger accounting, fund accounting, and investor and other administrative services. FSIC II Advisor intends to contract with [                        ] to provide various accounting and administrative services. FSIC II Advisor has also contracted with Vigilant Compliance Services, LLC to provide us with a chief compliance officer, Salvatore Faia, a principal with that firm.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Investment Types

We intend to focus primarily on investments in debt securities, including senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans. FSIC II Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and finally common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We will rely on FSIC II Advisor’s and GDFM’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 2.0% and 6.0% over a standard benchmark, such as the prime rate or the London InterBank Offered Rate (LIBOR).

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed or a floating current yield of 4.0% to 8.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Subordinated Debt

In addition to senior secured and second lien secured loans, we also may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien secured loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed or a floating current yield of 6.0% to 12.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be of high quality. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities consisting primarily of warrants or other equity interests generally obtained in connection with our subordinated debt or other investments. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 25%.

Cash and Cash Equivalents

We expect to maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in certain cases, will not be rated by national rating agencies. We believe that our targeted debt investments typically will carry ratings from a nationally recognized statistical ratings organization, or NRSRO, and that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain small and middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the term of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually. In addition, we may generate revenues in the form of commitment, closing, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We will seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. We may also enter into interest rate hedging transactions at the sole discretion of FSIC II Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by FSIC II Advisor and GDFM have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

In order to source transactions, FSIC II Advisor will seek to leverage GDFM’s significant access to transaction flow, along with GDFM’s trading platform, which allows for access to the syndicated loan market, a key source of investment opportunities for us. GDFM seeks to generate investment opportunities through its trading platform, through syndicate and club deals and, subject to regulatory constraints, through GSO’s proprietary origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FSIC II Advisor will seek to leverage the global presence of GSO to generate access to originated transactions with attractive investment characteristics. We believe that the broad network of GDFM will produce a significant pipeline of investment opportunities for us.

Evaluation

Initial Review. In its initial review of an investment opportunity to present to FSIC II Advisor, GDFM’s transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FSIC II Advisor, within the context of proper portfolio diversification, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of loans available on the secondary market, a comprehensive credit analysis is conducted and continuously maintained by a dedicated GDFM research analyst, the results of which are available for the transaction team to review. In the case of a primary loan transaction, FSIC II Advisor and GDFM will conduct detailed due diligence investigations as necessary.

Credit Analysis/Due Diligence. Before undertaking an investment, the transaction team will conduct a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

When possible, our advisory team will seek to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Recommendation. FSIC II Advisor has engaged GDFM to identify and recommend investment opportunities for its approval. GDFM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (1) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (2) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (3) ultimate approval of investment recommendations by GDFM’s investment committee.

Approval. After completing its internal transaction process, GDFM is required to make formal recommendations for review and approval by FSIC II Advisor. In connection with its recommendation, it will transmit any relevant underwriting material and other information pertinent to the decision-making process. In addition, GDFM has agreed to make its staff available to answer inquiries by FSIC II Advisor in connection with its recommendations. The consummation of a transaction will require unanimous approval of the members of FSIC II Advisor’s investment committee.

Monitoring

Portfolio Monitoring. FSIC II Advisor, with the help of GDFM, will monitor our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FSIC II Advisor and GDFM will work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other lenders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, FSIC II Advisor and GDFM will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FSIC II Advisor and GDFM will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research, and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, FSIC II Advisor will use an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FSIC II Advisor will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

FSIC II Advisor will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors will review these investment ratings on a quarterly basis. In the event that our board of directors or advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, they will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will determine the fair value of investments in good faith utilizing the input of our valuation committee, FSIC II Advisor, and any other professionals or materials that our board of directors deems worthy and relevant, including GDFM and independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FSIC II Advisor or GDFM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FSIC II Advisor, will retain any fees paid for such assistance.

Exit

Exit Transactions. We will attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions. We expect that a large portion of our portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, we intend to focus primarily in investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Staffing

We do not currently have any employees, and we do not currently intend to hire any in the future. The compensation of our chief compliance officer, Salvatore Faia, will be paid by FSIC II Advisor. We will reimburse FSIC II Advisor for the compensation paid to our chief compliance officer and his staff. See “Administrative Services.” Mr. Faia is not affiliated with FSIC II Advisor. See “Management—Board of Directors and Executive Officers—Executive Officers Who are Not Directors” for a biography of Mr. Faia.

Each of our executive officers described under “Management,” aside from Mr. Faia, is a principal, officer or employee of FSIC II Advisor, which manages and oversees our investment operations. In the future, FSIC II Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

Facilities

Our administrative and principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor FSIC II Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FSIC II Advisor.

From time to time, we and individuals employed by FSIC II Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, FSIC II Advisor will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process will begin with each portfolio company or investment being initially valued by FSIC II Advisor’s management team, with such valuation taking into account information received from our sub-adviser and an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with our valuation committee;

•

our valuation committee will review the preliminary valuation and FSIC II Advisor’s management team, together with our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

•

our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FSIC II Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For a convertible debt security, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants or other equity-linked securities at fair value.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using an independent third-party pricing service which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our valuation committee will utilize an independent third-party valuation service to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of this prospectus.

In connection with each semi-monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price per share which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our common stock; and

•

the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

To the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our common stock at the time at which the closing and sale is made or (2) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until this prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (1) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share , and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 5% below our current net offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (1) net asset value per share decreases to more than 5% below our current net offering price and (2) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at a net offering price per share that represents a premium to the net asset value per share of greater than 5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors will have an audit committee, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Each director will be elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of seven members, four of whom are not “interested persons” of us or FSIC II Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. Mr. Forman, who is not an independent director, serves as president, chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder, president and chief executive officer, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. Our board of directors does not currently have a lead independent director. Our board of directors, after considering various factors, has concluded that this structure is appropriate given our current size and complexity.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—independent directors and interested directors. The address for each director is c/o FS Investment Corporation II, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Michael C. Forman	50	2011	2013
David J. Adelman	39	2011	2013
[director to be named]

Independent Directors
[director to be named]
[director to be named]
[director to be named]
[director to be named]

Interested Directors

Michael C. Forman has served as our chairman, president and chief executive officer since inception in July 2011 and as the chairman and chief executive officer of FSIC II Advisor since its inception in [            ], 2011. Mr. Forman also currently serves as chairman, president and chief executive officer of FS Investment Corporation, FB Income Advisor, LLC, FS Energy and Power Fund and FS Investment Advisor, LLC, and has presided in such roles since each entity’s inception in October 2007, December 2007, September 2010 and September 2010, respectively. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute, the University of the Arts, the Vetri Foundation for Children, the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FSIC II Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and FSIC II Advisor’s chief executive officer make him a significant asset to us.

David J. Adelman has served as our vice-chairman since inception in July 2011 and the vice-chairman of FSIC II Advisor since its inception in [            ], 2011. He is also the vice-chairman of the board of directors of FS Investment Corporation and has served on the board of directors since the company’s inception in October 2007. In addition, Mr. Adelman currently serves as the vice-chairman of FB Income Advisor, LLC, FS Energy and Power Fund and FS Investment Advisor, LLC, and has presided in such roles since each entity’s inception in December 2007, September 2010 and September 2010, respectively. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. since 1999. Campus Apartments, Inc. develops, manages, designs, and privately finances upscale housing facilities for colleges and universities across the United States. In June 2006, Campus Apartments, Inc. entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments, Inc. uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Inc., Mr. Adelman is the chief executive officer of Campus Technologies, Inc., the vice-chairman of University City District board of directors, board member of the National Multi Family Council (NMHC) and ICG Group, Inc., and a member of the Young President’s Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

Mr. Adelman serves as vice-chairman of FSIC II Advisor and, together with Mr. Forman, will be responsible for implementing our investment strategy. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments, Inc. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations.

[one director to be named]

Independent Directors

[four directors to be named]

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	50	President and Chief Executive Officer
Salvatore Faia	48	Chief Compliance Officer
William Goebel	37	Chief Financial Officer
Gerald F. Stahlecker	46	Executive Vice President
Ryan D. Conley	29	Vice President, Treasurer and Secretary

The address for each executive officer is c/o FS Investment Corporation II, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Executive Officers Who are Not Directors

Salvatore Faia has been our chief compliance officer since inception in July 2011. Mr. Faia also serves as chief compliance officer of FS Investment Corporation and FS Energy and Power Fund, and has presided in such roles since May 2008 and September 2010, respectively. Since 2004, Mr. Faia has served as the president of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers.

From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, Inc., and from 1997 to 2001, he was a partner with the law firm of Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers Act attorney, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority Securities Licenses. Mr. Faia is a Member of the Investment Company Institute’s Chief Compliance Officer Committee. Mr. Faia graduated from La Salle University and received his J.D. from the University of Pennsylvania Law School.

William Goebel, CFA, CPA, has served as our chief financial officer since inception in July 2011. Mr. Goebel also serves as chief financial officer of FS Investment Corporation and FS Energy and Power Fund, and has presided in such roles since March 2011 and February 2011, respectively. Prior to joining the Company, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of RICs, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP, in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation.

Gerald F. Stahlecker has served as our executive vice-president since inception in July 2011 and the executive vice-president of FSIC II Advisor since its inception in [            ], 2011. Mr. Stahlecker also serves as executive vice-president of FB Income Advisor, LLC and FS Investment Corporation, and has presided in such roles since January 2010 and April 2010, respectively. Mr. Stahlecker serves as executive vice president of FS Energy and Power Fund and FS Investment Advisor, LLC, and has presided in such roles since the inception of the respective entities in September 2010. Mr. Stahlecker also serves as the executive vice-president of Franklin Square Holdings, and has presided in such role since January 2010. Mr. Stahlecker was a director of FS Investment Corporation and served as a member of the audit committee and as chairman of the valuation committee from FS Investment Corporation’s inception in October 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker previously served on the board of trustees of The Philadelphia School and was a member of its advancement, finance and investment committees.

Ryan D. Conley, CFA, has been our vice president, secretary and treasurer since inception in July 2011. Mr. Conley also serves as senior vice-president of FSIC II Advisor and Franklin Square Holdings, where he is responsible for product development, investment management and fund operations, and has presided in such roles since the inception of each entity in [            ], 2011 and May 2007, respectively. Mr. Conley also serves as vice president, treasurer and secretary of FS Energy and Power Fund and senior vice president of FS Investment Advisor, LLC, and has presided in such roles since the inception of the respective entities in September 2010. He also serves as vice president and secretary of FS Investment Corporation, positions he has held since FS

Investment Corporation’s inception in December 2007, and has served as its treasurer since March 2010. Mr. Conley also serves as senior vice president of FB Income Advisor, LLC, a position he has held since April 2010, and previously served as its vice president from its inception in October 2007. From November 2006 to January 2008, Mr. Conley served as an analyst at FB Capital Partners, L.P., where he was responsible for evaluating, executing and monitoring income-oriented private equity investments. From 2004 to October 2006, Mr. Conley was first an associate, and later a senior associate in the Investment Banking Group at Janney Montgomery Scott LLC, where he was responsible for providing valuation analysis, transaction execution and advisory services to companies in the water and energy industries. His investment and advisory experience includes private equity and debt investments, public equity and debt offerings, mergers, acquisitions and other corporate finance assignments totaling more than $2.5 billion in transaction value. Mr. Conley holds a B.A. in Economics from Swarthmore College and holds the CFA Institute’s Chartered Financial Analyst designation.

Committees of the Board of Directors

Our board of directors intends to have the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are [            ], [            ], [            ], and [            ], all of whom are independent. [            ] serves as the chairman of the audit committee. Our board of directors has determined that [            ] is an “audit committee financial expert” as defined under SEC rules.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The members of the valuation committee are [            ], [            ] and [            ], a majority of whom are independent. [            ] serves as chairman of the valuation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are [            ], [            ] and [            ], a majority of whom are independent. [            ] serves as chairman of the nominating and corporate governance committee.

Compensation of Directors

Prior to satisfying the minimum offering requirement, our directors are not entitled to compensation. Subsequent to satisfying the minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or FSIC II Advisor are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson, determined based on our

net asset value as of the end of each fiscal quarter. These directors are [            ], [            ], [            ], [            ] and [            ]. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer Fee	Board/Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$25,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our directors who also serve in an executive officer capacity for us or FSIC II Advisor.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FSIC II Advisor or by individuals who were contracted by FSIC II Advisor to work on behalf of us, pursuant to the terms of the investment advisory and administrative services agreement. Each of our executive officers is an employee of FSIC II Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FSIC II Advisor. In addition, we reimburse FSIC II Advisor for our allocable portion of expenses incurred by FSIC II Advisor in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the investment advisory and administrative services agreement.

The investment advisory and administrative services agreement provides that FSIC II Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC II Advisor or such other person, nor will FSIC II Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) FSIC II Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) FSIC II Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by FSIC II Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold FSIC II Advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of FSIC II Advisor and its investment committee, which is currently led by Michael C. Forman, chief executive officer of FSIC II Advisor and chairman of its investment committee. The other members of FSIC II Advisor’s investment committee are David J. Adelman, vice-chairman of FSIC II Advisor, Gerald F. Stahlecker and Ryan D. Conley. For more information regarding the business experience of Messrs. Forman, Adelman, Stahlecker and Conley, see “Management—Board of Directors and Executive Officers.” FSIC II Advisor’s investment committee must unanimously approve each new investment that we make. The members of FSIC II Advisor’s investment committee are not employed by us, and will receive no compensation from us in connection with their portfolio management activities. The directors, officers and other personnel of FSIC II Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation and FS Energy and Power Fund. Therefore, FSIC II Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Pursuant to an investment sub-advisory agreement between FSIC II Advisor and GDFM, GDFM will provide assistance to FSIC II Advisor in identifying investment opportunities and making investment recommendations for approval by FSIC II Advisor. In addition, to the extent requested by FSIC II Advisor, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of FSIC II Advisor’s investment committee, Messrs. Forman, Adelman, Stahlecker and Conley.

FSIC II Advisor was staffed with 16 employees as of September 30, 2011, including the investment personnel noted above. In addition, FSIC II Advisor may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned as of [                    ], 2011 by each member of the investment committee of FSIC II Advisor, based on the initial public offering price of $10.00 per share:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation II(1)
Michael C. Forman
David J. Adelman
Gerald F. Stahlecker
Ryan D. Conley

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Key Personnel of the Sub-Adviser

GDFM’s team of dedicated investment professionals provide assistance to FSIC II Advisor pursuant to the investment sub-advisory agreement. Below is biographical information relating to certain key personnel involved in rendering such services:

Daniel H. Smith is a senior managing director at Blackstone and is head of GDFM. Mr. Smith joined GSO from the Royal Bank of Canada, or RBC, in July 2005. At RBC, Mr. Smith was a managing partner and head of

RBC Capital Partners Debt Investments business, RBC’s alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s $4.0 billion in CLOs and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Masters degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Mr. Smith leads GDFM’s team of dedicated investment professionals in providing assistance to FSIC II Advisor pursuant to the investment sub-advisory agreement.

Brad Marshall is a principal and a senior portfolio manager at GDFM and oversees the day to day portfolio management of GDFM’s BDCs. Since joining GSO in 2005, Mr. Marshall has been involved with the portfolio management of various GDFM funds and the ongoing analysis and evaluation of fixed income investment opportunities. Before joining GSO, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he cofounded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.

James Roche is a director at GDFM. Since joining GSO, Mr. Roche has been involved in the research, analysis and management of investments within the firm’s collateralized debt portfolios, with an emphasis on special situations investments. Before joining GSO in July 2005, Mr. Roche was a partner at RBC Capital Partners, where he held similar responsibilities. Mr. Roche has over 20 years of credit and related experience, including credit, structuring and origination positions at Crédit Agricole Indosuez, Fitch IBCA, Inc., and NationsCredit Commercial Corporation (a unit of Bank of America). Mr. Roche received a Bachelor of Arts degree from the University of Connecticut and completed selected graduate coursework at the Hartford Graduate Center, an affiliate of Rensselaer Polytechnic Institute.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of FSIC II Advisor

Management Services and Responsibilities

FSIC II Advisor has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, FSIC II Advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, FSIC II Advisor:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we will purchase, retain or sell;

•	identifies, evaluates, negotiates and structures the investments we make; and

•	executes, monitors and services the investments we make.

FSIC II Advisor’s services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FSIC II Advisor performs certain administrative services under the investment advisory and administrative services agreement. See “Administrative Services.”

Advisory Fees

We will pay FSIC II Advisor a fee for its services under the investment advisory and administrative services agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to FSIC II Advisor and any incentive fees it earns will ultimately be borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of our average gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of FSIC II Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FSIC II Advisor shall determine. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

The incentive fee has three parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to FSIC II Advisor under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to FSIC II Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.875%;

•

100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) is payable to FSIC II Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.34375%) as the “catch-up.” The “catch-up” provision is intended to provide FSIC II Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.34375% in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to FSIC II Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to FSIC II Advisor).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the current calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains during operations, will be an incentive fee on capital gains earned on liquidated investments from the portfolio during operations prior to a liquidation of the Company and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

The third part of the incentive fee, which we refer to as the subordinated liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation.

All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income—(base management fee + other expenses) = 0.55%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.775%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income—(base management fee + other expenses) = 2.075%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% x (2.075% – 1.875%)
= 0.2%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 2.34375%))

Catch up	= 2.34375% – 1.875%
= 0.46875%

Subordinated incentive fee on income = (100% × 0.46875%) + (20.0% × (2.8% – 2.34375%))

= 0.46875% + (20% × 0.45625%)
= 0.46875% + 0.09125%

= 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 7.5% annualized hurdle rate.

(2)	Represents 2.0% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide FSIC II Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains During Operations

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee on capital gains during operations would be:

Year 1: None

Year 2: Incentive fee on capital gains during operations of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None à $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains during operations of $200,000 à $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains during operations à 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains during operations à $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2

Year 4: None

Year 5: None à $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains during operations paid in Year 2 and Year 3

Example 3: Subordinated Liquidation Incentive Fee

Scenario 1

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations à 20.0% multiplied by a realized gain of $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: No subordinated liquidation incentive fee due à Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million).

Scenario 2

Assumptions

Year 1: Gross offering proceeds total $85 million. $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C determined to be $20 million.

Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $1 million incentive fee on capital gains during operations à 20.0% multiplied by a realized gain of $5 million (no unrealized depreciation or realized losses occurred). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).

Year 3: None

Year 4: None

Year 5: $3.8 million subordinated liquidation incentive fee à 20.0% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million.

*	The returns shown are for illustrative purposes only. No incentive fee is payable to FSIC II Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee will compensate FSIC II Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FSIC II Advisor will be responsible for compensating GDFM for its services pursuant to the sub-advisory agreement. We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and administrative services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for the purchase and sale of our investments; and

•

all other expenses incurred by FSIC II Advisor, GDFM or us in connection with administering our business, including expenses incurred by FSIC II Advisor or GDFM in performing administrative services for us, and the reimbursement of the compensation of our chief compliance officer and other administrative personnel paid by FSIC II Advisor, to the extent they are not controlling persons of FSIC II Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FSIC II Advisor

We will reimburse FSIC II Advisor for its performance of services related to our administration and operation, provided that such reimbursement must be the lower of FSIC II Advisor’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse FSIC II Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FSIC II Advisor.

Duration and Termination

The investment advisory and administrative services agreement will become effective on the date that we satisfy the minimum offering requirement. Unless earlier terminated as described below, the investment advisory and administrative services agreement remains in effect for a period of two years from the date that we meet the minimum offering requirement and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to FSIC II Advisor.

If FSIC II Advisor wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give us a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may we engage in a merger or other reorganization with FSIC II Advisor. In addition, should we or FSIC II Advisor elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates. FSIC II Advisor may not terminate the investment sub-advisory agreement with GDFM without prior approval from our board of directors.

Prohibited Activities

Our charter prohibits the following activities between us and FSIC II Advisor and its affiliates:

•

We may not purchase or lease assets in which FSIC II Advisor or its affiliates has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	FSIC II Advisor and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our charter;

•	We may not lease assets to FSIC II Advisor or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to FSIC II Advisor or its affiliates except for the advancement of funds as permitted by our charter;

•	We may not acquire assets in exchange for our stock;

•

We may not pay a commission or fee, either directly or indirectly to FSIC II Advisor or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	FSIC II Advisor and its affiliates may not charge duplicate fees to us; and

•	FSIC II Advisor and its affiliates may not provide financing to us with a term in excess of 12 months.

In addition, the investment advisory and administrative services agreement prohibits FSIC II Advisor and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. FSIC II Advisor and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, FSIC II Advisor and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

The investment advisory and administrative services agreement provides that FSIC II Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent are not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC II Advisor or such other person, nor will FSIC II Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) FSIC II Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) FSIC II Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by FSIC II Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold FSIC II Advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

Organization of FSIC II Advisor

FSIC II Advisor is a Delaware limited liability company that has registered as an investment adviser under the Advisers Act. The principal address of FSIC II Advisor is FSIC II Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Overview of GDFM

GDFM acts as our sub-adviser pursuant to an investment sub-advisory agreement with FSIC II Advisor and is registered as an investment adviser under the Advisers Act. GDFM is a Delaware limited liability company with principal offices located at 280 Park Avenue, New York, New York 10017.

Under the terms of the sub-advisory agreement, GDFM assists FSIC II Advisor in managing our portfolio in accordance with our stated investment objectives and policies. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FSIC II Advisor’s investment committee.

The sub-advisory agreement provides that GDFM will receive 50% of all fees payable to FSIC II Advisor under the investment advisory and administrative services agreement with respect to each year.

The sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FSIC II Advisor.

Board Approval of the Investment Advisory and Sub-Advisory Agreements

Our investment advisory and administrative services agreement and investment sub-advisory agreement were approved by our board of directors on [            ], and will become effective upon our satisfying the minimum offering requirement. A discussion regarding the basis for our board of directors’ approval of these agreements will be included in our first periodic report that we file with the SEC following commencement of this offering.

ADMINISTRATIVE SERVICES

FSIC II Advisor will be reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting, and investor services. FSIC II Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSIC II Advisor assists us in publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we have agreed to reimburse FSIC II Advisor for administrative expenses it incurs in performing its obligations.

For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see “Investment Advisory and Administrative Services Agreement—Indemnification.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory and administrative services agreement with FSIC II Advisor. Pursuant to the investment advisory and administrative services agreement, we will pay FSIC II Advisor a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for a description of how the fees payable to FSIC II Advisor will be determined.

Our executive officers, certain of our directors and certain debt finance professionals of Franklin Square Holdings who perform services for us on behalf of FSIC II Advisor are also officers, trustees, managers, and/or key professionals of Franklin Square Holdings, the dealer manager and other Franklin Square Holdings entities, including FS Investment Corporation and FS Energy and Power Fund. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Franklin Square Holdings may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Franklin Square Holdings may grant equity interests in FSIC II Advisor to certain management personnel performing services for FSIC II Advisor.

Prior to the occurrence of a liquidity event, all future transactions with affiliates of ours will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

Allocation of FSIC II Advisor’s Time

We rely, in part, on FSIC II Advisor to manage our day-to-day activities and to implement our investment strategy. FSIC II Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FSIC II Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FB Income Advisor, LLC, FS Investment Corporation, FS Investment Advisor, LLC and FS Energy and Power Fund. FSIC II Advisor and its employees will devote only as much of their time to our business as FSIC II Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FSIC II Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Franklin Square Holdings believes that the members of FSIC II Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Franklin Square Holdings-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the adviser providing services to multiple programs. For example, the adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of GDFM’s Time

We rely, in part, on GDFM to assist in identifying investment opportunities and making investment recommendations to FSIC II Advisor. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of GDFM and its affiliates. For example, GDFM also serves as the investment sub-adviser to FS Investment Corporation and GSO, the parent of GDFM, serves as investment sub-adviser to FS Energy and Power Fund.

Competition

Concurrent with this offering, employees of FSIC II Advisor are simultaneously providing investment advisory services to other affiliated entities, including FB Income Advisor, LLC, which serves as the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC, which serves as the investment adviser to FS Energy and Power Fund. FS Investment Corporation is a publicly-registered BDC that invests primarily in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. FS Energy and Power Fund is a publicly-registered BDC that invests primarily in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry. In addition, GDFM and its affiliates manage several other investment vehicles.

FSIC II Advisor may determine it appropriate for us and one or more other investment accounts managed by FSIC II Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by FSIC II Advisor, GDFM or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FSIC II Advisor will seek to execute such transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

As FSIC II Advisor’s senior management team consists of the same management team that runs FB Income Advisor, LLC, the investment adviser of FS Investment Corporation, and FS Investment Advisor, LLC, which serves as the investment adviser to FS Energy and Power Fund, it is possible that some investment opportunities will be provided to FS Investment Corporation or FS Energy and Power Fund rather than us.

Affiliated Dealer Manager

The dealer manager is an affiliate of FSIC II Advisor and also serves as the dealer manager for the continuous public offerings of shares by both FS Investment Corporation and FS Energy and Power Fund. These relationships may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with FSIC II Advisor, no independent review of us will be made in connection with the distribution of our shares in this offering. In addition, the dealer manager is entitled to compensation in connection with this offering. See “Plan of Distribution—Compensation of Dealer Manager and Selected Broker-Dealers.”

Expense Reimbursement

Our affiliate, Franklin Square Holdings, has agreed to reimburse us for expenses in an amount that is sufficient to ensure that, for tax purposes, our net investment income and net capital gains are equal to or greater than the cumulative distributions paid to our shareholders in each quarter. This arrangement is designed to ensure that no portion of our distributions will represent a return of capital for our stockholders. Franklin Square Holdings has no obligation to reimburse any portion of our expenses but has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael Forman, and our vice-chairman, David Adelman. There can be no assurance that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FSIC II Advisor, GDFM or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FSIC II Advisor, GDFM or one or more of their respective affiliates. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with GDFM and/or its affiliates and with affiliates of FSIC II Advisor. However, there can be no assurance that we will obtain such exemptive relief. As a result, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates and in which affiliates of FSIC II Advisor, including FS Investment Corporation and FS Energy and Power Fund, are investing or are invested.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Capital Contribution by FSIC II Advisor and GDFM

In [            ], 2011, pursuant to a private placement, Michael C. Forman and David J. Adelman, the principals of FSIC II Advisor, contributed an aggregate of approximately $[            ] for [            ] shares of common stock at $9.00 per share, which price represents the public offering price of $10.00 per share and excludes selling commissions and dealer manager fees. Also, in [            ], pursuant to a private placement, Messrs. Forman and Adelman have agreed to purchase approximately [            ] additional shares at $9.00 per share. The principals will not tender these shares for repurchase as long as FSIC II Advisor remains our investment adviser. In connection with the same private placement, other individuals and entities affiliated with FSIC II Advisor and certain members of our board of directors agreed to purchase approximately [            ] shares, and certain individuals and entities affiliated with GDFM agreed to purchase approximately [            ] shares, in each case at a price of $9.00 per share. In connection with the private placement, we will issue an aggregate of approximately [            ] shares for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of [            ], 2011, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of [            ], 2011.

Shares Beneficially Owned as of [ ], 2011
Name	Number of Shares	Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
Directors and Executive Officers:(1)

Interested Directors:

Michael C. Forman		%	%
David J. Adelman
[ ]

Independent Directors:

[ ]
[ ]
[ ]
[ ]

Executive Officers:

Gerald F. Stahlecker
Ryan D. Conley
Salvatore Faia
William Goebel

All officers and directors as a group (11 persons)		%	%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o FS Investment Corporation II, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

The following table sets forth, as of [            ], 2011, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the initial public offering price of $10.00.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:

Michael C. Forman
David J. Adelman
[ ]

Independent Directors:

[ ]
[ ]
[ ]
[ ]

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. Any distributions of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We generally coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 90% of the price that the shares are sold in the offering at the closing immediately following the distribution date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of common stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 90% of the price that the shares are sold in the offering at the closing immediately following the distribution date.

There are no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We pay the plan administrator’s fees under the plan.

If you receive your ordinary cash distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the transaction request form located at the bottom of your statement and sending it to the plan administrator at FSIC II Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095, or by calling the plan administrator at (877) 628-8575.

All correspondence concerning the plan should be directed to the plan administrator by mail at FSIC II Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of [            ], 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	450,000,000	—	[	]

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter and bylaws obligate us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) FSIC II Advisor of any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our charter prohibits us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, FSIC II Advisor and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the party seeking indemnification was acting or performing services on our behalf; (3) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is FSIC II Advisor, any of its affiliates, or any officer of the Company, FSIC II Advisor or an affiliate of FSIC II Advisor, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, FSIC II Advisor or an affiliate of FSIC II Advisor); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

The investment advisory and administrative services agreement provides that FSIC II Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FSIC II Advisor or such other person, nor will FSIC II Advisor or such other person be held harmless for any loss or liability suffered by us, unless: (1) FSIC II Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) FSIC II Advisor or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by FSIC II Advisor or such other person acting as our agent; and (4) the indemnification or agreement to hold FSIC II Advisor or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

FSIC II Advisor has entered into a sub-advisory agreement with GDFM. The sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GDFM is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the sub-advisory agreement provides that GDFM will indemnify us and FSIC II Advisor, and any respective affiliates, for any liability and expenses, including reasonable attorneys’ fees, which we, FSIC II Advisor, or any respective affiliates may sustain as a result of GDFM’s willful misconduct, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of FSIC II Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of FSIC II Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our stockholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We have a total of seven members of our board of directors, four of whom are independent directors. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by our board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires stockholder approval, including a merger or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that approval by a majority of our stockholders is needed for the following actions:

•	Amendment of the investment advisory and administrative services agreement; and

•	Removal of FSIC II Advisor and election of a new investment adviser.

Without the approval of a majority of our stockholders, FSIC II Advisor may not:

•	Amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Approve a merger or any other reorganization of FS Investment Corporation II.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions—Appraisal and Compensation.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business

Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, our board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, our board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on our board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our board of directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.[            ].com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or prior to December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2012, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2012. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. To the extent such distributions are paid with respect to a tax year beginning prior to December 31, 2012, and subject to certain additional limitations in the Code, such distributions would be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

Prior to commencing this offering, we will elect to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FSIC II Advisor or GDFM in transactions originated by FSIC II Advisor or GDFM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FSIC II Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance. However, we are permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. We are currently seeking exemptive relief from the SEC to engage in co-investment transactions with FSIC II Advisor and GDFM and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither FSIC II Advisor nor GDFM or their respective affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside FSIC II Advisor or GDFM or their respective affiliates only in accordance with existing regulatory guidance

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the

Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FSIC II Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 557-8090. In addition, the code of ethics is available on our website at www.[            ].com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Compliance Policies and Procedures

We and FSIC II Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to FSIC II Advisor. The proxy voting policies and procedures of FSIC II Advisor are set forth below. The guidelines are reviewed periodically by FSIC II Advisor and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, FSIC II Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of FSIC II Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

FSIC II Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although FSIC II Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FSIC II Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FSIC II Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how FSIC II Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation II, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by calling us at (215) 495-1150.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•

pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2012, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily elect to comply with Section 404 of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that will be subject to SEC review, to allow us to continue this offering for at least two years from the date of this prospectus. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. We will not sell any shares unless we raise gross offering proceeds of $2.5 million, all of which must be from persons who are not affiliated with us or FSIC II Advisor, by one year from the date of this prospectus. In addition, pursuant to a private placement of our shares to certain members of our board of directors and individuals or entities affiliated with FSIC II Advisor and GDFM, we will issue an aggregate of approximately [            ] shares for aggregate proceeds of approximately $[            ] million, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of approximately $[            ] million. Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon satisfying the minimum offering requirement, funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release. The dealer manager will notify the network of selected broker-dealers once the minimum offering requirement has been attained. The selected broker-dealers will, in turn, notify the registered representatives who obtain subscription documents from investors.

The dates on which we will accept subscriptions will be the first business day of each month and the first business day following the 15th day of each month. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first of two semi-monthly closings. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our first of two semi-monthly closings for the sale of shares in this offering.

Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at semi-monthly closings at an initial offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.[                    ].com.

A decline in our net asset value per share to an amount more than 5% below our current net offering price, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at a net offering price per share, which represents a premium to the net asset value per share of greater than 5%.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. Prior to our satisfaction of the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for FS Investment Corporation II.” Subsequent to our satisfaction of the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for FS Investment Corporation II.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our satisfying the minimum offering requirement will be deposited into an interest-bearing account.

About the Dealer Manager

The dealer manager is FS2 Capital Partners, LLC. The dealer manager was formed in December 2007 and has a limited prior operating history. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, or FINRA, in December 2007. The dealer manager is an affiliate of FSIC II Advisor and serves as the dealer manager in connection with the continuous public offerings of shares by both FS Investment Corporation and FS Energy and Power Fund. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and our adviser, see “Certain Relationships and Related Party Transactions.”

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager receives selling commissions of 7.0% of the gross proceeds of shares sold in this offering. The dealer manager also receives a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager.

The dealer manager authorizes other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing this offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from shares sold in this offering.

In addition to the payment of selling commissions and the dealer manager fee, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses. We expect to reimburse approximately 0.5% of the gross offering proceeds for accountable due diligence expenses which are included as part of the reimbursement of organizational and offering expenses in an amount up to 1.5% of the gross offering proceeds.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. If, upon the termination of this offering, the total amount of compensation paid to members of FINRA in connection with this offering exceeds 10% of our gross offering proceeds (excluding proceeds from the sale of shares under our distribution reinvestment plan), then the dealer manager has agreed to pay to us an amount equal to the amount by which this compensation exceeds 10%.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in this offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Our executive officers and directors and their immediate family members, as well as officers and employees of FSIC II Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales made by certain selected dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. FSIC II Advisor and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

We are offering volume discounts to investors who purchase more than $500,000 worth of our shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 1 – $ 500,000	$10.00	7.0%
$ 500,001 – $ 750,000	$9.90	6.0%
$ 750,001 – $1,000,000	$9.80	5.0%
$1,000,001 – $2,500,000	$9.70	4.0%
$2,500,001 – $5,000,000	$9.60	3.0%
$5,000,001 and up	$9.50	2.0%

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of $1.25 million would result in a weighted average purchase price of $9.88 per share as shown below:

•	$500,000 at $10.00 per share (total: 50,000 shares) and a 7.0% commission;

•	$250,000 at $9.90 per share (total: 25,252.525 shares) and a 6.0% commission;

•	$250,000 at $9.80 per share (total: 25,510.204 shares) and a 5.0% commission; and

•	$250,000 at $9.70 per share (total: 25,773.196 shares) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount, nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

Other Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Transfer on Death Designation

You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with this offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting this prospectus;

•	brochures containing a summary description of this offering;

•	fact sheets describing the general nature of FS Investment Corporation II and our investment objectives;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by FSIC II Advisor or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of common stock under the registration statement of which this prospectus is a part.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of FSIC II Advisor and GDFM and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:

Maine—The Maine Office of Securities recommends that a Maine investor’s aggregate investment in this offering and similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

The minimum purchase amount is $5,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our common stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objectives and the relative illiquidity of our common stock, shares of our common stock are an appropriate investment for those of you who become stockholders. The dealer manager and the selected broker-dealers selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each prospective stockholder based on information provided by the prospective stockholder in the subscription agreement regarding the prospective stockholder’s financial situation and investment objectives. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our common stock is suitable and appropriate for a prospective stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning with the first calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the Maryland General Corporation Law, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. An offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.

If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in this offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

Our board of directors will require that we repurchase shares or portions of shares from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

In the event that FSIC II Advisor or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of the principals, Messrs. Michael C. Forman and David J. Adelman. Messrs. Forman and Adelman will not tender such shares for repurchase as long as FSIC II Advisor remains our investment adviser.

We intend to seek exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by [                                        ]. The address of the custodian is: [                                        ]. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, Ninth Floor, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, FSIC II Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FSIC II Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FSIC II Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FSIC II Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FSIC II Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

EXPERTS

McGladrey & Pullen, LLP, an independent registered public accounting firm located at 2133 Arch Street, Suite 400, Philadelphia, PA 19103, will audit our financial statements.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Any stockholder and its designated representative is permitted access to our records to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Please see our charter and bylaws for additional information regarding stockholders’ right to access our records.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 557-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of FS Investment Corporation II and its affiliated companies. This notice supersedes any other privacy notice you may have received from FS Investment Corporation II.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of FSIC II Advisor. It is our policy that only authorized employees of FSIC II Advisor who need to know your personal information will have access to it.

•

Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FS Investment Corporation II

Balance Sheet

(in thousands, except share amounts)

FS Investment Corporation II

Notes to Unaudited Financial Statements

(in thousands, except share information)

Subscription Agreement
[LOGO]

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of FS Investment Corporation II, a Maryland corporation (sometimes referred to herein as the “Company”), set forth below.

  1. Investment (Select only one)

Commissionable Investment Subscription Amount $	Advisory and Other Net of Commission Investment Subscription Amount $

☐ Initial Investment ($5,000 minimum)	☐ Initial Investment ($5,000 minimum)*
* Pursuant to a wrap fee arrangement

☐ Additional Investment ($500 minimum)	☐ Additional Investment ($500 minimum)*
* Pursuant to a wrap fee arrangement

☐ Net of Commission Purchase*
* By a registered representative on his/her own behalf

  2. Ownership (Select only one)

☐ Individual	☐ Joint Tenants with Rights of Survivorship	☐ UGMA: State of
(one signature)	(all parties must sign)	(custodian signature required)

☐ Community Property	☐ Tenants in Common	☐ UTMA: State of
(all parties must sign)	(all parties must sign)	(custodian signature required)

☐ Qualified Pension	☐ Profit Sharing Plan	☐ Trust
(include Plan Documents)	(include Plan Documents)	(include title and signature page)

☐ Corporation (include Corporate	☐ Partnership (include Partnership	☐ Other (specify and include title and
Resolution; authorized signature)	Agreement; authorized signature)	signature pages)

☐ Custodial Arrangement
(owner and custodian signature required)

☐ IRA	☐ SEP	☐ Name of Custodian

☐ Roth IRA	☐ KEOGH	☐ Mailing Address

☐ Rollover IRA	☐ Other

Custodian Information (to be completed by custodian above)

Custodian Tax ID# Custodian Account #

Custodian Phone#

  3. Investor Information (Please print)

    Individual Owner/Beneficial Owner

    (first, middle, last)

    Social Security #

Address	Date of Birth

(You must include a permanent street address even if your mailing address is a P.O. Box)	(mm/dd/yyyy)

Country of Citizenship	Daytime Phone #

    Joint Owner/Beneficial Owner/Minor

    (first, middle, last)

    Social Security #

Address	Date of Birth

(You must include a permanent street address even if your mailing address is a P.O. Box)	(mm/dd/yyyy)
Country of Citizenship	Daytime Phone #

    3. Investor Information (continued)

Trust Information
Name of Trust (first, middle, last)	Date of Trust (mm/dd/yyyy)
Address (You must include a permanent street address even if your mailing address is a P.O. Box)
Trustee(s)	Tax ID
Beneficial Owner(s)	Social Security #
Beneficial Owner(s) Address	Date of Birth (mm/dd/yyyy)
Occupation

Corporation/Partnership/Other
Entity Name (first, middle, last)	Date of Entity Formation (mm/dd/yyyy)
Address (You must include a permanent street address even if your mailing address is a P.O. Box)

Entity Type If corporation ☐ C Corp ☐ S Corp	Tax ID

Officer(s), General Partner or Authorized Person(s)

     4. Distributions (IRA accounts may not direct distributions without the custodian’s approval)

I hereby elect the distribution option indicated below:
☐ I choose to participate in the Company’s Distribution Reinvestment Plan.*	☐ I choose to have distributions deposited in a checking, savings, IRA or brokerage account.**	☐ I choose to have distributions mailed to me at the address listed in Section 3.	☐ I choose to have distributions mailed to me at the following address:

*	Each investor that elects to have his or her distributions reinvested in the Company’s Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

**	Complete the information below.

I authorize the Company or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Name of Financial Institution Account Type

Mailing Address

ABA Routing Number	Account Number

Individual/Trustee/Beneficial Owner (signature)
Joint Owner/Co-Trustee (signature)

    5. Electronic Delivery of Documents (You will not receive paper mailings)

☐	In lieu of receiving documents by mail, I authorize the Company to make available on its website at www.fsinvestmentcorp.com its quarterly reports, annual reports, tender offer materials, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. (Any investor who elects this option must provide an e-mail address below and ensure that the Company has a current e-mail address for as long as he or she owns Shares.)

E-mail Address Initials

    6. Subscriber Representations

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that:

Owner	Joint Owner

(Initials)	(Initials)

a)     I (we) have received a Prospectus for the Company relating to the Shares for which I am (we are) subscribing, wherein the terms and conditions of the offering are described and agree to be bound by the terms and conditions therein.

b)     I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus for the Company relating to the Shares under “Suitability Standards.”

c) I am (we are) purchasing Shares for my (our) own account.

d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.

e)     If I am (we are) a resident of Maine, I (we) hereby acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in this offering and similar offerings not exceed 10% of my (our) liquid net worth. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

    7. Important Information (Rights, Certifications, Authorizations)

Substitute IRS Form W-9 Certification:

I (we) declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the “Prospectus”), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of [                    ] investing in the Company, who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial adviser. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

By signing below, you also acknowledge that you do not expect to be able to sell your Shares regardless of how the Company performs. If you are able to sell your Shares, you will likely receive less than your purchase price. The Company does not intend to list the Shares on any securities exchange during the offering period, and it does not expect a secondary market in the Shares to develop. The Company has implemented a share repurchase program, but only a limited number of Shares are eligible for repurchase by the Company. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until the Company completes a liquidity event, which may not occur until five to seven years following the completion of its offering or at such earlier time as the Company’s board of directors may determine, taking into consideration market conditions and other factors. There is no assurance that the Company will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in the Shares is not suitable if you require short-term liquidity. In addition, you acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. You also acknowledge that the Company may suspend or terminate its share repurchase program at any time and Shares repurchased in the share repurchase program will be repurchased at a price below the offering price in effect on the date of repurchase.

Owner or Authorized Person (Print Name)	Owner or Authorized Person (Print Name)

Owner or Authorized Person Signature	Owner or Authorized Person Signature

Date	/ /	Date	/ /
(mm/dd/yyyy)		(mm/dd/yyyy)

     8. Financial Adviser

The undersigned confirm on behalf of the Broker-Dealer that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares. The undersigned Financial Adviser further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Broker-Dealer	Financial Adviser Name
(First, Middle, Last)

Address

(City, State, ZIP)

Adviser Number	Branch Number	Telephone

Email Address	Fax

Financial Adviser Signature	Date

Principal Signature	Date

     9. Investment Instructions

By Wire Transfer	By Mail:

UMB Bank, N.A., ABA Routing #101000695,	(Checks should be made payable to “UMB Bank,
FS Investment Corporation II, Account #[ ]	N.A., as escrow agent for FS Investment Corporation II,” or, after the Company meets the minimum offering requirement, checks should be made payable to “UMB Bank, N.A., as agent for FS Investment Corporation II)

FSIC II Investment Services
Custodial Accounts	c/o DST Systems Inc.

Forward Subscription Agreement to the custodian	(877) 628-8575

Regular Mail
P.O. Box 219095
Kansas City, MO 64121-9095

Express/Overnight Delivery
430 W. 7th Street
Kansas City, MO 64105

    Additional Information

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF

UNCERTIFICATED SHARES OF COMMON STOCK

Containing the Information Required by Section 2-211 of the

Maryland General Corporation Law

To: Stockholder

From: FS Investment Corporation II

Shares of Common Stock, $0.001 par value per share

FS Investment Corporation II, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 200,000,000 Shares

Common Stock

[LOGO]

PRELIMINARY PROSPECTUS

                    , 2011

Until [                     ], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C

Other Information

Item 25.    Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of FS Investment Corporation II, or the Registrant, are included in Part A of this Registration Statement:

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of , 2011	F-3
Notes to Financial Statements	F-4

(2) Exhibits

(a)	Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit (a) filed with the Registrant’s registration statement on Form N-2 (File No. 333-175654), filed on July 19, 2011)
(a)(2)	Articles of Amendment and Restatement of the Registrant.*
(b)	Bylaws of the Registrant.*
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A and incorporated herein by reference).
(e)	Distribution Reinvestment Plan.*
(g)	Investment Advisory and Administrative Services Agreement by and between the Registrant and FSIC II Advisor, LLC.*
(g)(2)	Investment Sub-Advisory Agreement by and between FSIC II Advisor, LLC and GSO / Blackstone Debt Funds Management LLC.*
(h)	Form of Dealer Manager Agreement by and between the Registrant and FS2 Capital Partners, LLC.*
(h)(2)	Form of Selected Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement).*
(j)	Form of Custodian Agreement.*
(k)	Form of Escrow Agreement.*
(l)	Opinion of Miles & Stockbridge P.C.*
(n)	Consent of Miles & Stockbridge P.C.*
(n)(2)	Consent of McGladrey & Pullen, LLP.*
(r)	Code of Ethics.*

*	To be filed by pre-effective amendment.

Item 26.    Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee	$231,450
FINRA filing fee	$75,500
Blue Sky expenses	$200,000
Advertising and sales literature	$2,000,000
Accounting fees and expenses	$3,000,000
Legal fees and expenses	$3,000,000
Printing	$1,000,000
Seminars	$503,440
Miscellaneous fees and expenses	$19,989,610

Total	$30,000,000

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

Michael C. Forman and David J. Adelman, along with other individuals and entities affiliated with FSIC II Advisor, LLC, or FSIC II Advisor, and GSO / Blackstone Debt Funds Management LLC, or GDFM, agreed to purchase in a private placement an aggregate of approximately [            ] shares of the Registrant’s common stock at a price of $9.00 per share. Shares subscribed for in the private placement will be issued upon the achievement of the minimum offering requirement as described in the prospectus contained herein. At such time, Mr. Forman will directly or indirectly own approximately [            ] shares of the Registrant’s common stock, or approximately [            ]% of the outstanding shares of the Registrant’s common stock, and Mr. Adelman will directly or indirectly own approximately [            ] shares, or approximately [            ]% of the outstanding shares of the Registrant’s common stock, which includes shares subscribed for in the private placement as well as shares purchased in connection with the Registrant’s formation. The ownership percentages of each of Messrs. Forman and Adelman, as well as any other individuals who participated in the private placement, will decrease as the number of shares sold in this offering increases. If the Registrant sells the full amount of shares registered by this Registration Statement, all such individuals are expected to each own less than 1% of the Registrant’s outstanding shares.

See “Management” and “Certain Relationships and Related Party Transactions” in the prospectus contained herein.

Item 29.    Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at [                    ], 2011:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	[	]

Item 30.    Indemnification

Limitation on Liability

The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation or its stockholders for monetary damages. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from:

(a)	actual receipt of an improper benefit or profit in money, property or services; or

(b)	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

The Registrant’s charter contains a provision which limits directors’ and officers’ liability, to the maximum extent permitted by Maryland law, and subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Registrant intends to obtain director’s and officer’s liability insurance.

Indemnification

Under the Maryland General Corporation Law, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the Registrant’s board of directors or an agreement approved by the Registrant’s board of directors to which the corporation is a party expressly provides otherwise.

The Registrant’s charter and bylaws obligate the Registrant, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) FSIC II Advisor of any of its affiliates acting as an agent for the Registrant, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding, only if all of the following conditions are met:

(a)	the Registrant has determined, in good faith, that the course of conduct which caused the loss or liability was in the Registrant’s best interest;

(b)	the party seeking indemnification was acting on behalf of or performing services for the Registrant;

(c)	the party seeking indemnification’s liability or loss was not the result of the indemnitee’s negligence or misconduct, in the case that the party seeking indemnification is FSIC II Advisor, any of its affiliates or any officer of the Registrant, FSIC II Advisor or an affiliate of FSIC II Advisor, and gross negligence or willful misconduct in the case that the party seeking indemnification is a director of the Registrant (and not also an officer of the Registrant, FSIC II Advisor or an affiliate of FSIC II Advisor); and

(d)	such indemnification or agreement to hold harmless is recoverable only out of the Registrant’s net assets and not from the Registrant’s stockholders.

Furthermore, under the Registrant’s charter and bylaws, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(a)	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;

(b)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(c)	a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities an Exchange Commission and the published position of any state securities regulatory authority in which securities of the Registrant were offered or sold as to indemnification for violations of securities laws.

Under the Registrant’s charter and bylaws, the advancement of company funds to an indemnitee or its affiliates for legal expenses and other costs incurred as a result of any legal action for which the indemnification is being sought is permissible only if all the following conditions are satisfied:

(a)	the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Registrant;

(b)	the indemnitee provides the Registrant with written affirmation of such indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met;

(c)	the legal action is initiated by a third party who is not a stockholder, or the legal action is initiated by a stockholder and a court of competent jurisdiction specifically approves of such advancement; and

(d)	the indemnitee or its affiliates undertake to repay the advanced funds to the Registrant, together with the applicable legal rate of interest thereon, in cases in which such indemnitee is found not to be entitled to indemnification.

Indemnification may reduce the legal remedies available to the Registrant and the Registrant’s stockholders against the indemnified individuals. The aforementioned charter and bylaw provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to the Registrant or the Registrant’s stockholders, although the equitable remedies may not be an effective remedy in some circumstances.

Item 31.    Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which FSIC II Advisor and each manager or executive officer of FSIC II Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding FSIC II Advisor and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. [        ]–[        ]), and is incorporated herein by reference.

A description of any other business, profession, vocation, or employment of a substantial nature in which GDFM and each director or executive officer of GDFM who performs a policy-making function for GDFM in connection with the performance of its services under the Investment Sub-Advisory Agreement between GDFM and FSIC II Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Portfolio Management” and “Investment Advisory and Administrative Services Agreement.” Additional information regarding GDFM and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-68243), and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Registrant, FS Investment Corporation II, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104;

(2)	the Transfer Agent, DST Systems, Inc., 1055 Broadway, Ninth Floor, Kansas City, Missouri 64105-1594;

(3)	the Custodian, [ ], [ ];

(4)	the investment adviser, FSIC II Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104; and

(5)	the administrator, FSIC II Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

The Registrant hereby undertakes:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(3)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on November 10, 2011.

FS Investment Corporation II

BY:	/s/ MICHAEL C. FORMAN
Name:	Michael C. Forman
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ MICHAEL C. FORMAN Michael C. Forman	President and Chief Executive Officer and Director (Principal executive officer)	November 10, 2011

/s/ WILLIAM GOEBEL William Goebel	Chief Financial Officer (Principal financial and accounting officer)	November 10, 2011

* David J. Adelman	Director	November 10, 2011

*By:	/s/ MICHAEL C. FORMAN Attorney-in-fact